EXHIBIT 10(i)





                          21st CENTURY INSRUANCE GROUP

                                  PENSION PLAN

                         1994 AMENDMENT AND RESTATEMENT




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                                    ARTICLE I
                             NAME AND EFFECTIVE DATE
                             -----------------------

     The Plan established and adopted hereunder is known as the "21st Century Insurance Group Pension Plan" (hereinafter referred to as the "Plan") and was originally effective January 1, 1988. This 2000 Restatement of the Plan sets forth the provisions of the Plan as it has been amended from time to time. The effective dates of said amendments are as set forth in the various documents amending the Plan, up to and including Amendments No. One and Two to the 1994 Amendment and Restatement.

     This Plan evidences the terms and conditions of a defined benefit pension plan for the benefit of the covered Employees of 21st Century Insurance Group (hereinafter referred to as the "Company") and any Affiliated Company that may participate in maintaining this Plan pursuant to the provisions set forth hereinbelow. The Plan, which is intended to constitute a qualified pension plan for purposes of Internal Revenue Code ("Code") Sections 401(a) and 501(a), shall be maintained and administered for the exclusive benefit of Plan Participants and their Beneficiaries.

                                   ARTICLE II
                                   DEFINITIONS
                                   -----------

     2.1     Actuarial Equivalent or Equivalent Actuarial Value.  "Actuarial
             --------------------------------------------------
Equivalent" or "Equivalent Actuarial Value" shall mean an equivalent or equivalent value determined by reference to the dollar value of any benefit (except for benefits paid in a lump sum) on a specified date, computed on the basis of an 8% per annum rate of interest and utilizing the applicable mortality table under Section 417(e) of the Code, as set forth in Appendix II. The dollar value of a single sum benefit shall be computed using the interest rate on 30-year Treasury securities as specified by the Commissioner of Internal Revenue for the first full calendar month preceding the first day of the Plan Year that includes the Annuity Starting Date for the distribution, and the mortality table under Section 417(e) of the Code, as set forth in Appendix II.

     2.2     Affiliated Company.  "Affiliated Company" shall mean
             ------------------

          (a) Any corporation which is included in a controlled group of corporations, within the meaning of Section 414(b) of the Code, of which group the Company is also a member,

          (b) Any trade or business which is under common control with the Company within the meaning of Section 414(c) of the Code,

          (c) Any member of an affiliated service group, within the meaning of Section 414(m) of the Code, that includes the Company, and

          (d) Any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o).


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     2.3     Annuity Starting Date.  "Annuity Starting Date" shall mean the
             ---------------------
first day of the first period for which an amount is payable as an annuity or in any other form.

     2.4     Beneficiary.  "Beneficiary" shall mean the person or persons last
             -----------
designated as such by a Participant in accordance with the provisions of Section
6.6 and entitled to benefits hereunder upon the death of such Participant, or if there is no such properly designated Beneficiary surviving, the person or persons designated in Section 6.6 to receive the interest of a deceased Participant in such event.

     2.5     Board of Directors.  "Board of Directors" or "Board" shall mean the
             ------------------
Board of Directors of the Company.

     2.6     Code.  "Code" shall mean the Internal Revenue Code of 1986, as in
             ----
effect on the date of execution of this Plan document and as thereafter amended from time to time.

     2.7     Committee.  "Committee" shall mean the Committee described in
             ---------
Article XII of this Plan.

     2.8     Company.  "Company" shall mean 21st Century Insurance Group.
             -------

     2.9     Compensation.
             ------------

          (a) "Compensation" shall mean any cash compensation paid by the Participating Employer during a Plan Year by reason of services performed by an Employee, including overtime pay, bonuses, and compensation, plus compensation deferral contributions under the 21st Century Insurance Group Savings and Security Plan and amounts excludable from income under a Code
     Section 125 or 129 plan of a Participating Employer; subject, however, to the following special rules and to the provisions of Section 2.9(b). The following shall not be taken into account in determining Compensation:

               (i) Fringe benefits, and contributions by the Participating Employer to and benefits under any employee benefit plan, except for amounts that are excluded from an Employee's income under Code Sections 402(e)(3), 125 and 129;

               (ii) Amounts included in any Employee's gross income with respect to life insurance as provided by Code Section 79;

               (iii) Amounts paid to Employees as special remuneration based on profits, discretionary judgment bonuses, severance pay or other special payments;

          (b) Solely for purposes of Article XVII (relating to certain limitations on certain annual additions to or benefits from employee pension benefit plans) and Article XIX of this Plan (relating to special rules applicable to certain Top-Heavy plans), the term "Compensation" shall mean wages as defined in Section 3401(a) for purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for


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     agricultural labor in Section 3401(a)(2)). For purposes of applying the limitations of Article XVII, Compensation as defined in this Subsection (b) for a Limitation Year (as defined in Article XVII) shall be subject to the limitations of Paragraphs (i) and (ii) below.

               (i) For Limitation Years that begin after December 31, 1991 and before January 1, 1998, Compensation shall include only amounts actually paid or includible in gross income during such Limitation Year.

               (ii) For Limitation Years beginning on and after January 1, 1998, in addition to amounts taken into account under Paragraph (i) above, Compensation shall also include amounts not actually paid or includible in income that either (A) qualify for treatment under Code
          Section 401(k), or (B) are deducted from a Participant's remuneration under a plan which satisfies the requirements of Section 125 or 129 of the Code.

     For purposes of applying the requirements of Article XIX, Compensation for a Plan Year determined in accordance with this Subsection (b) shall be limited as provided in Subsections (c) and (d) below.

          (c) For Plan Years beginning prior to January 1, 1994, the annual Compensation of each Participant taken into account under this Section 2.9 for any Plan Year shall not exceed $200,000, as adjusted by the Secretary of the Treasury at the same time and in the same manner as under Section 415(d) of the Code. In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules, the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.

          (d) In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the "OBRA '93 annual compensation limit." The OBRA '93 annual compensation limit is $150,000, as adjusted for the Commissioner of the Internal Revenue for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined ("determination period") beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. For Plan Years beginning on or after January 1, 1994, any reference in the Plan to the limitation under Code
     Section 401(a)(17) shall mean the OBRA '93 annual compensation limit set


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     forth in this provision. If Compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current Plan Year, the Compensation for that determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January
     1, 1994, the OBRA '93 annual compensation limit is $150,000.

     2.10  Early Retirement Date.  Any Participant who has attained age
           ---------------------
fifty-five (55) and completed ten (10) one-year Periods of Service may elect to retire on an Early Retirement Date selected by such Participant in accordance with the Participant's Qualified Election, which may be made at any time after the Participant is eligible for an early retirement benefit pursuant to Section
7.2. Such Early Retirement Date may be the first (1st) day of any month which is after satisfaction of such requirement and prior to such Participant's Normal Retirement Age.

     2.11  Effective Date.  "Effective Date" shall mean the original effective
           --------------
date of this Plan, which is January 1, 1988.

     2.12  Election Period.  "Election Period" shall mean, with respect to a
           ---------------
Qualified Election, the 90-day period ending on the Annuity Starting Date.

     2.13  Eligible Employee.
           -----------------

          (a) "Eligible Employee" shall mean any Employee of a Participating Employer, except as provided below in this Section 2.13:

          (b) The term "Eligible Employee" shall not include any person in one or more of the following categories:

               (i) Any person who is covered by a collective bargaining agreement to which a Participating Employer is a party, unless the collective bargaining agreement provides for coverage under this Plan.

               (ii) Any non-resident alien who receives no earned income (within the meaning of Code Section 911(d)(2)) from the Participating Employer that constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)).

               (iii) Any person who is a "leased employee" within the meaning of Code Section 414(n).

               (iv) Any person who is an "employee" within the meaning of Code Section 401(c)(3).

               (v) Any person who is recorded on the books and records of a Participating Employer or an Affiliated Company as an independent contractor, a worker provided by a temporary staffing agency, and an individual with respect to whom a written agreement governing the


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          relationship between such person and a Participating Employer or
          Affiliated Company provides in substance that such person shall not be an Eligible Employee hereunder.

          (c) The preceding provisions of this Section 2.13 shall be given effect notwithstanding any classification or reclassification of a person as an employee or common law employee of a Participating Employer or Affiliated Company or as a member of any other category of person not excluded under the preceding provisions of this Section 2.13, by reason of action taken by any tax or other governmental authority. In the event that a person rendering services to a Participating Employer or to an Affiliated Company in an excluded category is classified or reclassified by reason of action taken by any tax or other governmental authority, or by a Participating Employer or Affiliated Company, such individual shall continued to be excluded under this Plan unless specifically included hereunder by the terms of an amendment to this Plan or by the terms of a written instrument executed by such person and a Participating Employer.

          (d)     The categories of excluded persons described above in this
     Section 2.13 are not mutually exclusive, it being contemplated that certain categories described above may include persons in one or more other categories, with the result that an individual may be excluded under more than one category set forth herein.

     2.13A  Employee.
            --------

          (a) "Employee" shall mean each person currently employed in any capacity by the Company or an Affiliated Company, any portion of whose Compensation paid by the Company or an Affiliated Company is subject to withholding of income tax and/or for whom Social Security contributions are made by the Company or an Affiliated Company;

          (b) In addition, "Employee" shall mean leased employees within the meaning of Section 414(n)(2) of the Code. Notwithstanding the foregoing, if such leased employees constitute less than twenty percent of the Company's nonhighly compensated work force within the meaning of Section 414(n)(5)(C)(ii) of the Code, the term "Employee" shall not include those leased employees covered by a plan described in Section 414(n)(5) of the Code unless otherwise provided by the terms of this Plan.

          (c) Although Eligible Employees are the only class of Employees eligible to participate in this Plan, the term "Employee" is used to refer to persons employed in a non-Eligible Employee capacity as well as Eligible Employee category. Thus, those provisions of this Plan that are not limited to Eligible Employees, such as those relating to Periods of Service, apply to both Eligible and non-Eligible Employees.

     2.14  Employment Commencement Date.  "Employment Commencement Date" shall
           ----------------------------
mean each of the following:

          (a) The date on which an Employee first performs an hour of service in any capacity for the Company or an Affiliated Company with respect to which the Employee is compensated or is entitled to cash remuneration by the Company or the Affiliated Company.


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          (b)     In the case of an Employee whose employment is terminated and who is reemployed by the Company or an Affiliated Company after he/she incurs a Period of Severance, the term "Employment Commencement Date" shall also mean the first day following the termination of employment on which the Employee performs an hour of service for the Company or an Affiliated Company with respect to which he/she is compensated or entitled to cash remuneration by the Company or an Affiliated Company.

     2.15  Entry Date.  "Entry Date" shall mean the first day of the next month
           ----------
following the Employee's attainment of age twenty (20) and completion of one-year Period of Service.

     2.16  ERISA.  "ERISA" shall mean the Employee Retirement Income Security
           -----
Act of 1974 and all amendments thereto and regulations thereunder.

     2.17     Highly Compensated Employee.
              ---------------------------

          (a)     "Highly Compensated Employee" shall mean any Employee who

               (i) was a Five Percent Owner at any time during the Plan Year or the preceding Plan Year, or

               (ii) for the preceding Plan Year received Compensation from the Company or an Affiliated Company in excess of $85,000, as adjusted by the Secretary of the Treasury at the same time and in the same manner as under Code Section 415(d), except that the base period for such adjustment shall be the calendar quarter ending September 30, 1996.

          (b) Determination of a Highly Compensated Employee shall be in accordance with the following special rules:

               (i) An Employee shall be treated as a five percent owner for any Plan Year if at any time during such Plan Year such Employee was a five percent owner (as defined in Section 20.6(b)(iii)).

               (ii) For purposes of this Section, the term "Compensation" means Compensation determined in accordance with Section 414(s) of the Code; provided, however, the determination under this Paragraph (vi) shall be made without regard to Code Sections 125, 402(a)(8), and 401(h)(1)(B), and in the case of Company or Affiliated Company, Employer contributions made pursuant to a salary reduction agreement, without regard to Section 403(b).

               (iv) A former Employee shall be treated as a Highly Compensated Employee if:

                    (A) such Employee was a Highly Compensated Employee when the employment of such Employee with the Company and all Affiliated Companies terminated, or


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                    (B)     such Employee was a Highly Compensated Employee at
               any time after attaining age 55.

               (v) Code Sections 414(b), (c), (m), (n), and (o) shall be applied before the application of this Section 2.17.

          (c) To the extent permissible under Code Section 414(q), the Committee may determine which Employees shall be categorized as Highly Compensated Employees by applying a simplified method prescribed by the Internal Revenue Service.

     2.18  Investment Manager.  "Investment Manager" shall mean the one or more
           ------------------
Investment Managers, if any, that are appointed pursuant to the provisions of
Section 12.3.

     2.19  Late Retirement Date.  In the event that a Participant shall continue
           --------------------
to be an Employee after his/her Normal Retirement Age, the retirement date of such a Participant will be postponed until the first day of the month coincident with or next following the date on which he/she actually retires. Any such Participant shall be entitled to retire at any date beyond his/her Normal Retirement Age, or he/she may be retired by the Participating Employer on any such Late Retirement Date, subject, however, to the requirements of any applicable federal or state laws governing compulsory retirements.

     2.20  Normal Retirement Age.  "Normal Retirement Age" shall mean the date
           ---------------------
the Participant attains age sixty-five (65).

     2.21  Participant.  "Participant" shall mean any Employee of the
           -----------
Participating Employer who meets the eligibility requirements of Article III of this Plan.

     2.22  Participating Employer.  "Participating Employer" shall mean each
           ----------------------
unit, division or other segment of the Company to which this Plan is extended by action of the Board of Directors, and each unit, division or other segment of an Affiliated Company (or similar entity), which unit, division or segment has been granted permission by the Board of Directors to participate in this Plan, provided contributions are being made hereunder for Eligible Employees of such Participating Employer. This permission shall be granted under such conditions and upon such conditions as the Board of Directors deems appropriate.

     2.23  Period of Service.  "Period of Service" shall mean a period of time
           -----------------
computed under an "elapsed time" method, as follows:

          (a) An Employee shall be credited with a Period of Service equal to the elapsed time between his/her Employment Commencement Date and the date on which he/she commences a Period of Severance.

          (b) If an Employee incurs a Period of Severance and is subsequently reemployed as an Employee, he/she shall be credited with a Period of Service pursuant to the following rules:

               (i) An Employee shall receive credit for a Period of Severance as if it were a Period of Service if such Period of Severance commences by reason of a quit, discharge or retirement and


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          the Participant is reemployed as an Employee within 12 months after the commencement of such Period of Severance.

               (ii) An Employee shall receive credit for a Period of Severance as if it were a Period of Service if such Period of Severance commences by reason of a quit, discharge or retirement during a time in which such Employee is absent from service for a reason other than quit, discharge or retirement and the Employee is reemployed as an Employee within 12 months after his/her initial absence from service.

               (iii) Except as provided in Sections 2.23(b)(i) and (ii) hereof, the Period of Severance shall not be included in the Employee's Period of Service and, subject to Section 2.23(c) hereof, all of an Employee's Periods of Service shall be aggregated for purposes of the Plan.

          (c) If an Employee who has not received credit for at least five one-year Periods of Service has a Period of Severance equal to the greater of (i) five years, or (ii) the aggregate number of years of his/her Period of Service before such Period of Severance, then his/her prior Periods of Service shall be disregarded for all purposes of the Plan. Otherwise an Employee's total Period of Service shall be determined by aggregating all of the Employee's individual Periods of Service; however, no Periods of Service shall be included that are not required to be taken into account under Code Section 401(a)(5).

          (d) Notwithstanding any other provision of this Plan, service performed by Employees for an Affiliated Company (or a unit or division of such Participating Employer or the Company) prior to the date as of which such entity becomes an Affiliated Company (or a unit or division of such company or the Company) shall not be taken into account in computing Periods of Service for any purpose of this Plan, except to the extent and in the manner determined by resolution of the Board of Directors.

     2.24  Period of Severance.  "Period of Severance" means:
           -------------------

          (a) The period of time commencing on the earlier of (i) the date on which an Employee quits, retires, is discharged, or dies; or (ii) the first anniversary of the first date of a period in which an Employee remains absent from service (with or without pay) with the Company and all Affiliated Companies for any reason other than quit, retirement, discharge or death (such as vacation, holiday, sickness, disability, leave of absence or layoff), and continuing until the first day, if any, on which the Participant completes one or more hours of service for which he/she is directly or indirectly paid by the Company or an Affiliated Company for the performance of duties as an Employee.

          (b) In the case of an Employee who is absent from work for maternity or paternity reasons, no Period of Severance shall commence until the second anniversary of the first date of such leave of absence. The period between the date of commencement of an absence for maternity or paternity reasons and the first anniversary thereof shall be considered a Period of Service; the period between the first and second anniversaries of


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     the commencement of such absence shall be considered neither a Period of
     Service nor a Period of Severance. For purposes of this Section 2.24(b), an absence from work for maternity or paternity reasons means an absence:

               (i)     by reason of pregnancy of the Employee,

               (ii)     by reason of the birth of a child of the Employee,

               (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or

               (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

     2.25  Plan.  "Plan" shall mean the 21st Century Insurance Group Pension
           ----
Plan described herein, as it may be amended from time to time.

     2.26  Plan Administrator.  "Plan Administrator" shall mean the
           ------------------
administrator of the Plan within the meaning of Section 3(16)(A) of ERISA. The Plan Administrator shall be the Company.

     2.27  Plan Year.  "Plan Year" shall mean the twelve (12) month period
           ---------
beginning on January 1 and ending on the following December 31.

     2.28  Qualified Election.  "Qualified Election" shall mean any Participant
           ------------------
election relating to a waiver of the Qualified Joint and Survivor Annuity and election of an optional form, a designation of a Beneficiary, or a consent to an Annuity Starting Date which is prior to his/her Normal Retirement Age, which election acknowledges the effect of such election and is made during the applicable Election Period in accordance with the requirements of this Section
2.30 and in the manner and form as prescribed by the Committee.

          (a) To the extent required under Section 417 of the Code, no election by a Participant shall be deemed to be a Qualified Election unless the Spouse, if any, of the Participant consents in writing to (i) the designation of any Beneficiary in addition to or other than the Spouse,
     (ii) the specified optional form of benefit elected by the Participant (including remaining benefits that the Beneficiary may receive), and (iii) if the Annuity Starting Date is prior to the Participant's Normal Retirement Age and benefits are not paid as a Qualified Joint and Survivor Annuity, the Annuity Starting Date. The consent of the Spouse shall acknowledge the effect of such consent and shall be witnessed by a Plan Representative or a notary public.

          (b) Notwithstanding the requirement for the consent of a Spouse, if the Participant warrants to the Committee that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located or for any other reason as the Committee determines to be consistent with the requirements of Section 417 of the Code, a Participant's election without spousal consent may be deemed a Qualified Election; provided, however, that the Committee may require the Participant in such case to


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     produce such evidence of the Spouse's unavailability or other circumstances as the Committee deems to be appropriate.

          (c) A Qualified Election under this provision will be valid only with respect to the Spouse who consented to the Qualified Election, or in the event of a Qualified Election in which the Spouse's consent has not been obtained, with respect to a designated Spouse (e.g., that Spouse who cannot be located).

          (d) Any election by a Participant to change a Qualified Election shall be subject to the spousal consent requirements of this Section 2.28. Subject to the foregoing (relating to a change by a Participant), the consent by a Spouse to a Qualified Election shall be irrevocable. The number of changes in a Qualified Election by a Participant shall not be limited during any applicable Election Period.

          (e) An election by a Participant which, by reason of a failure to obtain required spousal consent could not be given effect when made, may later be given effect if at the relevant date the Participant has no Spouse or is not then otherwise required to have spousal consent.

     2.29  Qualified Joint and Survivor Annuity.   "Qualified Joint and Survivor
           ------------------------------------
Annuity" means an annuity for the life of the Participant with a fifty percent (50%) survivor annuity for the life of his/her Spouse, and which is the Actuarial Equivalent of a single life annuity for the life of the Participant.

     2.30  Qualified Preretirement Survivor Annuity.  "Qualified Preretirement
           ----------------------------------------
Survivor Annuity" means a survivor annuity for the life of the surviving Spouse of the Participant under which the periodic payments to the surviving Spouse are not less than the periodic payments that would be payable under the Qualified Joint and Survivor Annuity (or the Actuarial Equivalent thereof) if --

          (a) In the case of a Participant who dies after reaching the earlier of Early Retirement Date or Normal Retirement Age, the Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before his/her death, or

          (b) In the case of a Participant who dies on or before the date on which he/she would have attained the earlier of Early Retirement Date or Normal Retirement Age, the Participant had separated from service on the date of death, survived to the earlier of Early Retirement Date or Normal Retirement Age, commenced to receive payments under an immediate Qualified Joint and Survivor Annuity at his/her earlier of Early Retirement Date or Normal Retirement Age, and died on the day after the day on which he/she would have attained the earlier of Early Retirement Date or Normal Retirement Age.

     2.31  Spouse.  "Spouse" shall mean the person to whom a Participant is
           ------
married as of the date such Participant's benefits commence or, in the case of a deceased Participant, the person to whom such deceased Participant is married on the date of his/her death. To the extent required by a qualified domestic relations order, a former spouse shall be treated as a Spouse.


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     2.32  Total and Permanent Disability.  An individual shall be considered to
           ------------------------------
be suffering from a Total and Permanent Disability if the Committee determines that he/she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. An individual's disabled status shall be determined by the Committee, based on such evidence as the Committee determines to be sufficient, including, but not limited to, examination at the Company's expense by a physician of the Company's choice.

     2.33  Trust Agreement.  "Trust Agreement" shall mean the Agreement between
           ---------------
the Company and the one or more persons serving as Trustee hereunder, under which the Trustee agrees to hold, administer, and dispose of the assets of the Plan (or any successor Trust Agreement adopted by the Company).

     2.34  Trust Fund or Trust.  "Trust Fund" or "Trust" shall mean the assets
           -------------------
(contributions and income earned thereon) of the Plan held under the Trust Agreement.

     2.35  Trustee.  "Trustee" shall mean the person(s) or corporation (or
           -------
successor(s) thereto) who acts as Trustee as provided in the Trust Agreement and who signifies acceptance of this responsibility as a fiduciary of the Plan by joining in the execution of the documents creating or amending the Trust Agreement.

                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

     3.1     Eligibility to Participate.  Each Eligible Employee shall become
             --------------------------
eligible to participate in the Plan on the later of the date he/she (a) completes a one (1) year Period of Service or (b) attains age twenty (20), provided he/she is then an Eligible Employee.

     3.2     Commencement of Participation.  Each Eligible Employee shall be
             -----------------------------
entitled to commence participation in this Plan on the Entry Date following his/her completion of the requirements set forth in Section 3.1, provided he/she is an Eligible Employee on such Entry Date. If a Participant ceases to be an Eligible Employee but continues as an Employee, he/she shall be eligible to resume participation as of the date he/she again becomes an Eligible Employee.

     3.3     Eligibility of Former Employees.  A vested Participant or a
             -------------------------------
non-vested Participant, whose Period of Service cannot be disregarded under
Section 2.23(c), whose employment terminates, and who is re-employed after a Period of Severance shall be eligible to participate on his/her subsequent Employment Commencement Date as an Eligible Employee. A re-employed former Employee who was not previously a Participant shall become a Participant in accordance with the requirements of Section 3.1.

     3.4     USERRA.  Notwithstanding any provision of the Plan to the contrary,
             ------
contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                   ARTICLE IV
                      PARTICIPATING EMPLOYER CONTRIBUTIONS
                      ------------------------------------

     4.1  Trust Fund and Trust Agreement.  The Committee will establish a Trust
          ------------------------------
Fund pursuant to one or more Trust Agreements. Any Trust Agreement may permit a Trustee or Trustees to manage and operate a Trust Fund and to receive, hold, invest and disburse such contributions, interest and other income as may be necessary to carry out this Plan. The Committee will, pursuant to such a Trust Agreement, establish the authority of such a Trustee and such other provisions as are necessary or desirable to accomplish the purposes of such a Trust. The Committee may modify any Trust Agreement from time to time to accomplish the purposes of this Plan.

     4.2     Contributions.  The Company intends that this Plan shall constitute
             -------------
a qualified pension plan under Code Section 401, or any amendments thereto, and all Participating Employer contributions to the Trust Fund are conditioned upon the deductibility thereof under Code Section 404, or any amendments thereto; provided, however, that such contributions may be returned to the Participating Employer only in accordance with the provisions of Section 4.3.

     4.3     Irrevocability.  The Participating Employer shall have no right or
             --------------
title to, nor interest in, the Participating Employer contributions made to the Trust Fund, and no part of the Trust Fund shall revert to the Participating Employer, except that on and after the Effective Date funds may be returned to the Participating Employer as follows:

          (a) In the case of a contribution which is made by a mistake of fact, such contribution may be returned to the Participating Employer within one (1) year after it is made.

          (b) In the case of a contribution conditioned on the deductibility thereof under Code Section 404 (or any successor statute thereto), such contribution may, to the extent such deduction is disallowed, be returned to the Participating Employer within one (1) year after such disallowance.

          (c) In the case of any residual assets remaining after satisfaction of all liabilities of this Plan, a distribution may be made of such residual assets in accordance with the provisions of Article XV.

     4.4     Participating Employer Not Obligated to Continue Contributions.
             --------------------------------------------------------------

          (a) The Participating Employer contemplates making such contributions to the Fund for the purposes of providing benefits under the Plan as shall maintain the Trust Fund at an amount at least equal to the amount necessary to meet the objectives of the Plan and to satisfy the minimum funding requirements of ERISA, if any be applicable.

          (b) Nothing contained in this Plan shall, at any time or under any circumstances, be deemed to impose any obligation or liability on the Participating Employer to make any contributions either to the Trust Fund or to any person whatever. Except as is provided under Subtitle D of Title IV of ERISA, neither the Company, the Committee, nor any funding agent shall be liable in any manner if the Trust Fund shall at any time be insufficient for the payment of any of the benefits provided for under this Plan. Such benefits are to be payable only from the Trust Fund to the extent that it shall suffice therefor.

          (c) The Participating Employer shall not be required to make any contribution for any year that is not deductible for income tax purposes by the Participating Employer in such year.

     4.5     Employee Contributions.  No contributions from Participants shall
             ----------------------
be required or permitted under this Plan.


                                    ARTICLE V
                               RETIREMENT BENEFITS
                               -------------------

     5.1     Normal Retirement Benefit.  Upon retirement at his/her Normal
             -------------------------
Retirement Age, a Participant shall be entitled to receive an annual pension which, when expressed as a single life annuity commencing at the Participant's Normal Retirement Age, is equal to the sum of Paragraphs (a), (b) and (c) as follows:

          (a) One and one-fourth percent (1-1/4%) of his/her "1987 Adjusted Compensation" not in excess of $30,000 and one and three-fourths percent (1-3/4%) of his/her "1987 Adjusted Compensation" in excess of $30,000, multiplied by the number of full or partial calendar years beginning on the Participant's Employment Commencement Date and ending on January 1, 1988. "1987 Adjusted Compensation" shall mean the Compensation received by the Participant in 1987 except that, solely for purposes of this Section 5.1(a), "bonus" shall mean the average bonus received by the Participant for the calendar years 1985, 1986 and 1987.

          (b) For the Period of Service commencing on January 1, 1988 and ending on December 31, 1988, each Participant shall be entitled to receive one and one-fourth percent (1-1/4%) of his/her Compensation for such period not in excess of $30,000 and one and three-fourths percent (1-3/4%) of his/her Compensation for such period in excess of $30,000.

          (c) For each calendar year or portion thereof commencing on and after January 1, 1989 and included in a Participant's Period of Service, such Participant shall accrue a benefit under this Section 5.1(c), determined as follows:

               (i) For each such calendar year, such Participant shall earn an increment of benefit equal to the sum of

                    (A) one and one-fourth percent (1-1/4%) of his/her Compensation for such period up to the "Break Point" plus

                    (B) for each such calendar year up to thirty-five (35) one and seven-tenths percent (1-7/10%) of his/her Compensation for such period in excess of the "Break Point," and

                    (C)     for each such calendar year in excess of thirty-five
               (35), one and one-fourth percent (1-1/4%) of his/her Compensation for such period.

               (ii) For any such calendar year, the term "Break Point" shall mean 150% of the Covered Compensation (as defined in Code Section 401(l)(5)(E) and Treasury Regulation Section 1.401(l)-1(c)(7)(ii)), rounded as provided in accordance with tables provided by the Commissioner of the Internal Revenue Service, of a Participant who reaches Social Security Retirement Age (as defined in Code Section 401(l)(5)(E)(iii)) in such calendar year.

               (iii)     It is intended that the benefit described in this
          Section 5.1(c) shall be treated as the benefit of a Plan qualifying as an "Accumulation Plan" within the meaning of Treas. Reg. Section 1.401(l)-1(c)(1).

          (d) To the extent required under Code Section 401(a)(17), if a Participant is a Code Section 401(a)(17) Participant, the Participant's pension benefit determined under the provisions of Section 5.1 above shall be adjusted using the extended wear-away formula described in Treas. Reg.
     Section 1.401(a)(4)-13(c)(4)(iii). Under the extended wear-away formula, each Code Section 401(a)(17) Participant's pension benefit shall be adjusted to be the greater of:

               (i)     The sum of

                    (A) the Participant's Frozen Accrued Benefit as of his/her Latest Fresh-Start Date taking into account only Periods of Service and Compensation for periods through such date, plus

                    (B) the Participant's pension benefit determined after such Latest Fresh-Start Date taking into account only Periods of Service and Compensation for periods after that date, or

               (ii) The Participant's pension benefit determined as if all years of the Participant's Compensation(before and after the Latest Fresh-Start Date) taken into account under the provisions of Section
          5.1 above were subject to the dollar limitation set forth in Section 2.9(c) as applicable to the Plan Year in which such determination is made.

          (e) For purposes of the provisions of Section 5.1(d) above, the following definitions shall apply:

               (i)     "Code Section 401(a)(17) Participant" shall mean either

                    (A) a Participant who has accrued a pension benefit under this Plan as of December 31, 1988 (the "TRA '86 Fresh-Start Date"), if such Participant's Compensation determined as of the TRA '86 Fresh-Start Date took into account a total of Compensation for any Plan Year in excess of the $200,000 limitation under Section 2.9(b), or

                    (B) a Participant who has accrued a pension benefit under this Plan as of December 31, 1993 (the "OBRA '93 Fresh-Start Date"), if such Participant's Compensation determined as of the OBRA '93 Fresh-Start Date took into account a total of Compensation for any Plan Year in excess of the $150,000 limitation under Section 2.9(b).

               (ii) "Frozen Accrued Benefit" for a Code Section 401(a)(17) Participant shall mean either

                    (A)     the Participant's pension benefit determined under
               Section 5.1 as of the TRA '86 Fresh-Start Date ( the "TRA '86 Frozen Accrued Benefit") as if the Participant terminated employment with all Participating Employers and Affiliated Companies as of the TRA '86 Fresh-Start Date (or the date of actual termination of employment if earlier), or

                    (B)     the Participant's pension benefit determined under
               Section 5.1 as of the OBRA '93 Fresh-Start Date (the "OBRA '93 Frozen Accrued Benefit") as if the Participant terminated employment with all Participating Employers and Affiliated Companies as of the OBRA '93 Fresh-Start Date (or the date of actual termination of employment if earlier).

               (iii) "Latest Fresh-Start Date" for a Code Section 401(a)(17) Participant shall mean either

                    (A) the TRA '86 Fresh-Start Date for purposes of the determination of the Participant's TRA '86 Frozen Accrued Benefit, or

                    (B) the OBRA '93 Fresh-Start Date for purposes of the determination of the Participant's OBRA '93 Frozen Accrued Benefit,

          whichever shall occur later, but in no event a date after the commencement of benefit payments with respect to such Participant.

     5.2     Late Retirement Benefit.  Subject to the provisions of Section 6.1,
             -----------------------
if a Participant continues his/her employment beyond his/her Normal Retirement Age, he/she defers his/her benefits until his/her actual termination of employment at his/her Late Retirement Date.

          (a) If the suspension of benefits notice required under Section 203 of ERISA, as described in Section 5.4(c), is not given to the Participant, the Participant's pension benefit shall be increased for each calendar year of employment after Normal Retirement Age to reflect the delayed commencement of payments. The increase for any calendar year that commences after the Participant attains Normal Retirement Age shall be equal to the greater of the Participant's pension benefit payable at Normal Retirement Age actuarially increased from the last day of the prior calendar year (taking into account any previous actuarial increases) or the Participant's pension benefit increased for Periods of Service after Normal Retirement Age in accordance with Section 5.1.

          (b) If the Participant is given the suspension of benefits notice required by Section 203 of ERISA, such Participant shall continue to accrue benefits pursuant to Section 5.1 but benefits shall not be actuarially increased for the period before the actuarial increase for delayed commencement of benefits is required under Section 6.1.

     5.3     Early Retirement Benefit.
             ------------------------

          (a) If a Participant shall, for any reason except death, terminate after his/her Early Retirement Date but prior to his/her Normal Retirement Age, he/she shall be entitled to receive a benefit at Normal Retirement Age in an amount calculated pursuant to Section 5.1, based upon his/her benefits accrued at his/her date of termination of employment.

          (b) However, a Participant who, for any reason except death, terminates on or after his/her Early Retirement Date but prior to his/her Normal Retirement Age, may make a Qualified Election to have benefit payments commence prior to his/her Normal Retirement Age on the first day of any month on or after his/her Early Retirement Date by sending notice of such election to the Plan Administrator. In such event, the Participant's monthly pension otherwise payable shall be reduced 5/12ths of one percent for each month that his/her Early Retirement Date precedes his/her Normal Retirement Age (such reduction to be determined in accordance with the table in Appendix I). Such Qualified Election shall be accompanied by consent of the Participant's Spouse if the Committee determines that such consent is required by Code Section 417. Unless the provisions of Section 6.3(a) apply, the failure by a Participant to consent to the distribution of his/her retirement benefit prior to Normal Retirement Age shall be deemed to be an election to defer payment to Normal Retirement Age, as provided in Section 7.1.

     5.4     Suspension of Benefits Upon Re-Employment On or After Normal
             ------------------------------------------------------------
Retirement Date.
---------------

          (a) To the extent permissible under Section 6.1 and Code Section 401(a)(9), if any Participant or former Participant again becomes an Eligible Employee and completes at least forty (40) Hours of Service in any month (hereinafter "Full Time Postretirement Service") after his/her Early, Normal or Late Retirement Date, all benefit payments under this Article V shall cease. Similarly, for a Participant who continues to be employed in Full Time Postretirement Service after his/her Normal Retirement Date, the actuarial value of benefits which commence later than Normal Retirement Date will be computed without regard to amounts which would have been suspended under the preceding sentence had the Participant been receiving benefits since his/her Normal Retirement Date.

          (b) If benefit payments have been suspended, payments shall resume no later than the first day of the third calendar month after the calendar month in which the Participant ceases to be employed in Full Time Postretirement Service. The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of Full Time Postretirement Service and the resumption of payments. Such Participant or his/her Beneficiary or contingent annuitant shall be entitled to the benefits provided under this Article, reduced by the Actuarial Equivalent of benefits or payments paid under this Article before such re-employment. For purposes of this Section, a Participant shall continue to accrue benefits in accordance with this Article V during the period of suspension.

          (c) No benefit payment shall be withheld by the Plan pursuant to this section unless the Plan notifies the Eligible Employee by personal delivery or first class mail during the calendar month or payroll period in which the Plan withholds payments that his/her benefits are suspended. Such notifications shall contain a description of the specific reasons why benefit payments are being suspended, a general description of the Plan provision relating to the suspension of payments, a copy of such provisions, and a statement to the effect that applicable Department of Labor regulations may be found in Section 2530.203-3 of the Code of Federal Regulations. In addition, the notice shall inform the Participant of the Plan's procedures for affording a review of the suspension of benefits in accordance with the claims procedure under this Plan.

          (d) The amount of benefits suspended shall be the amount of the Participant's accrued benefit derived from Participating Employer contributions.

                                   ARTICLE VI
                               PAYMENT OF BENEFITS
                               -------------------

     6.1     Commencement of Benefits.
             ------------------------

          (a) Provided that a Participant has applied for retirement benefits in accordance with the provisions of Article XVI, the retirement income payable under this Plan to a retiring Participant pursuant to the provisions of Article V shall commence not later than the earlier of the dates described in Paragraphs (i) and (ii) hereinbelow (the "Required Benefit Commencement Date"):

               (i) The 60th day after the close of the Plan Year in which the later of the following events occurs: (A) the Participant's Normal Retirement Age; or (B) the Participant's termination of employment.

               (ii) April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70-1/2 or the Participant's employment terminates, regardless of whether or not the Participant (and Spouse if applicable) consent to the distribution.

               (iii)     Notwithstanding the foregoing, subject to Paragraph
          (iv) below, if a Participant attained age 70-1/2 before January 1, 1999 or is a five percent owner (within the meaning of Code Section 401(a)(9)), then distribution shall commence not later than April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2, regardless of whether his/her employment is terminated.

               (iv) If a Participant (other than a five percent owner) attains age 70-1/2 after December 31, 1995 and before January 1, 1999, and is an Employee on the last day of the calendar year in which he/she attains age 70-1/2, such Participant shall be entitled to make an irrevocable election to commence distribution prior termination of employment or to defer commencement of distribution to termination of employment. If the Participant fails to make an election to defer, distribution shall commence not later than April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2.

     Subject to the provisions of Section 5.2, if the employment of a Participant described in Paragraph (ii) or (iv) terminates in a calendar year after the calendar year in which such Participant attains age 70-1/2, the Participant's retirement benefit shall be actuarially increased to take into account any period after age 70-1/2 in which the Participant was not receiving any retirement benefits under the Plan. To the extent permissible under Code Sections 401(a)(9) and 401(a)(14), and regulations prescribed by the Secretary of the Treasury thereunder, if the amount of the Participant's benefit cannot be calculated without additional information from the Participant, or because the Committee is unable to locate the Participant after making reasonable efforts to do so, the payment shall be made as soon as is administratively possible (but not more than 60 days) after the earliest date on which the Participant (or Beneficiary) can be located and the amount of the distributable benefit can be ascertained. In such event the retirement benefit shall be paid retroactively to the applicable Required Benefit Commencement Date (if earlier than the actual date of commencement of payments).

          (b) Except as provided in Section 6.6, in no event shall any benefits be paid to a Participant prior to the Participant's Normal Retirement Age unless the Participant makes a Qualified Election during the applicable Election Period to commence benefits on an Early Retirement Date. The failure of the Participant who has attained his/her Early Retirement Date to make a Qualified Election to commence payment of retirement benefits on an Early Retirement Date shall be deemed to be an election to defer payment to his/her Normal Retirement Age, as provided in
     Article VII.

          (c) Notwithstanding any provision to the contrary in this Plan, all distributions under this Plan shall be made in accordance with Section 401(a)(9) of the Code and the regulations issued thereunder, which provisions shall override any distribution options under this Plan which may be inconsistent with Code Section 401(a)(9). The Committee in its sole discretion shall determine if distributions satisfy the requirements of Code Section 401(a)(9).

     6.2  Form of Benefits Provided.
          -------------------------

          (a) The normal form of benefits for a Participant who retires and who has a Spouse is a Qualified Joint and Survivor Annuity.

          (b) The normal form of benefit for a Participant who does not have a Spouse is a single life annuity payable for the lifetime of the Participant and ceasing upon his/her death.

          (c) The Participating Employer shall provide each Participant, within the period beginning not more than 90 days and ending not less than 30 days prior to his/her Annuity Starting Date, with a written explanation of: (i) the terms and conditions of a Qualified Joint and Survivor Annuity;
     (ii) the Participant's right to at least 30 days to make a Qualified Election to waive the Qualified Joint and Survivor form of benefit, and the effect of such Qualified Election; (iii) the rights of a Participant's Spouse; and (iv) the right to make, and the effect of, a revocation of a previous Qualified Election to waive the Qualified Joint and Survivor Annuity at any time prior to the Annuity Starting Date.

          (d) A Participant who wishes to have his/her retirement benefit payable in a form other than the forms provided in Section 6.2(a) or (b), whether single or married, may make a Qualified Election during the applicable Election Period to waive the Qualified Joint and Survivor Annuity or single life annuity (whichever may be applicable), elect any optional form of benefit described below in Paragraph (i) or (ii) below, designate a Beneficiary to receive any benefits payable after the Participant's death, commence to receive benefits on an Early Retirement Date (if applicable), and change any such Qualified Election. The Annuity Starting Date may be less than 30 days after the Qualified Joint and Survivor Annuity explanation is provided if the Participant makes a Qualified Election to receive benefits after receiving the explanation, and distribution does not commence before the expiration of the 7-day period that begins the day after the explanation is provided to the Participant. Any optional form of retirement benefit to be paid to the Participant in accordance with any of the following shall be the Actuarial Equivalent of the normal form of benefit to which he/she is entitled:

               (i)     Joint and Survivor Annuity - A monthly pension payable to
                        -------------------------
          and during the lifetime of the retired Participant with the provision that after his/her death, a pension of 50% or 100% of his/her pension shall then be paid to and during the lifetime of his/her Beneficiary.

               (ii)     Ten-Year Certain and Life Annuity - A monthly pension
                        ---------------------------------
          paid during the lifetime of the retired Participant with a guarantee of a minimum of one hundred twenty (120) monthly payments to the Participant and/or his/her Beneficiary. If the Participant's death occurs before such guaranteed monthly payments have been made, the Beneficiary may elect to receive the commuted value of the balance of the guaranteed monthly payments. Upon the subsequent death of the Beneficiary prior to the payment of the guaranteed payments, the lump sum value of the balance of such guaranteed payments shall be paid to the estate of the Beneficiary.

     Notwithstanding anything herein to the contrary, no optional method of payment shall be permitted which would call for the payments under the option to extend beyond the life expectancy of the Participant (or a period not extending beyond the life expectancy of the Participant); or the life expectancy of the Participant and a Beneficiary (or a period not extending beyond the life expectancies of the Participant and the Beneficiary). Further, the expected payments to the Participant made under this settlement mode must be more than fifty percent (50%) of the total payments to be made to both the Participant and the Beneficiary unless the benefit is payable in the form of a Qualified Joint and Survivor Annuity or the

     Beneficiary is the Participant's Spouse. If distribution of a Participant's retirement benefit has begun and the Participant dies before his/her entire benefit is distributed, the method of distributing the remaining portion of his/her benefit shall be at least as rapid as that in effect as of the date of his/her death. If the Participant dies before distribution commences, any remaining portion of the Participant's retirement benefit that is not payable to a Beneficiary designated by the Participant will be distributed within five (5) years after such Participant's death, or any remaining portion of the Participant's interest that is payable to a Beneficiary designated by the Participant will be distributed over the life of such Beneficiary, commencing not later than one year after the Participant's death (or, if the designated Beneficiary is the Participant's Spouse, distribution shall begin no earlier than the date on which the Participant would have attained age seventy and one-half (70-1/2)).

     6.3  Lump Sum Distributions.
          ----------------------

          (a) Notwithstanding the preceding provisions of this Article VI, if the present value of the Participant's benefit at the Annuity Starting Date (payable in any form including the Qualified Joint and Survivor Annuity or in the Qualified Preretirement Survivor Annuity) does not exceed $5,000, the benefit may be paid in a single lump sum without the consent of the Participant (or the Participant's Spouse). However, no such lump sum benefit shall be paid to the Participant after the Annuity Starting Date, unless the Participant and his/her Spouse (or where the Participant has died, the surviving Spouse) consent in writing to such distribution.

          (b) For purposes of this Section 6.3, the present value of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall be determined using the interest rate on 30-year Treasury securities as specified by the Commissioner of Internal Revenue for the first full calendar month preceding the first day of the Plan Year that includes the Annuity Starting Date.

     6.4     Payment of Small Benefits.  Notwithstanding any provision in this
             -------------------------
Plan for the payment of monthly benefits, if such monthly benefit is less than two hundred dollars ($200.00) the Committee may authorize the payment of such benefits on a quarterly, semi-annual or annual basis.

     6.5     Facility of Payment.  If any payee under the Plan is a minor, or if
             -------------------
the Committee reasonably believes that any payee is legally incapable of giving a valid receipt and discharge for any payment due him/her, the Committee may have such payment, or any part thereof, made to the person (or persons or institution) whom it reasonably believes is caring for or supporting such payee, unless it has received due notice of claim therefor from a duly appointed guardian or conservator of such payee. Any such payment shall be a payment for the account of such payee and shall, to the extent thereof, be a complete discharge of any liability under the Plan to such payee.

     6.6     Designation of Beneficiary.  Whenever a Participant may be
             --------------------------
permitted to designate a Beneficiary to receive benefits under this Plan, such designation shall be made by the execution and delivery to the Committee of an instrument in a form satisfactory to the Committee. To the extent required by Code Section 417, such designation shall be in the form of a Qualified Election.

Subject to the requirements for a Qualified Election, a Participant shall have the right to change or revoke any such Beneficiary designation by filing a new designation or notice of revocation with the Committee and no notice to any Beneficiary nor consent by any Beneficiary shall be required to effect any such change or revocation. If a deceased Participant shall have failed properly to designate a Beneficiary, or if the Committee shall be unable to locate a designated Beneficiary after reasonable efforts have been made, or if for any reason such designation shall be legally ineffective, or if such Beneficiary shall have pre-deceased the Participant, the Participant's designated Beneficiary shall be the person or persons in the first of the following classes then living: (a) spouse, (b) children, (c) parents, and (d) estate of the Participant.

     6.7     In-Service Payment of Benefits on or After Age 70-1/2.  In the case
             -----------------------------------------------------
of a Participant who is an Employee on or after his/her Required Benefit Commencement Date, as defined in Section 6.1, benefits shall be paid or commence to be paid in accordance with this Section 6.7. In the case of a Participant (other than a 5% owner) who attains age 70-1/2 on or after January 1, 1996 and before January 1, 1999, and is an Employee on the December 31 of the calendar year in which he/she attains age 70-1/2, such Participant shall be entitled to elect to defer the commencement of benefits until termination of employment. If such Participant fails to elect to defer the commencement of benefits, benefits shall be paid or commence not later than the Required Benefit Commencement Date under Section 6.1(a)(iii) in accordance with this Section 6.7.

          (a) If the single sum Actuarial Equivalent Value of the Participant's retirement benefit (payable as a Qualified Joint and Survivor Annuity) exceeds $5,000 as of the Required Benefit Commencement Date, the Participant's Annuity Starting Date shall be the Required Benefit Commencement Date, and benefits accrued as of such Annuity Starting Date and any subsequent accruals shall be paid in the form determined under
     Section 6.2(a) or (b), or an optional form determined under Section 6.2(c) pursuant to a Qualified Election by the Participant during the applicable Election Period.

          (b) If the single sum Actuarial Equivalent Value of the Participant's Vested Interest (payable as a Qualified Joint and Survivor Annuity) does not exceed $5,000 as of the Required Benefit Commencement Date, such Participant's Annuity Starting Date shall be the Required Benefit Commencement Date and each subsequent December 31. If the single sum Actuarial Equivalent Value of such Participant's retirement benefit does not exceed $5,000 as of any Annuity Starting Date coinciding with or following the Required Benefit Commencement Date, such retirement benefit shall be paid in a single lump sum without the consent of the Participant (or the Participant's Spouse). If the single sum Actuarial Equivalent Value of such Participant's retirement benefit exceeds $5,000 as of any subsequent Annuity Starting Date, benefits accrued as of such Annuity Starting Date, and any subsequent accruals, shall be paid in accordance with (a) above.

          (c) The amount of the late retirement benefit payable to the Participant in each Plan Year including and subsequent to the Plan Year in which occurs the Required Benefit Commencement Date shall be calculated as provided in Section 5.2, but shall be offset by the value of any benefit distributions made to the Participant by the close of the prior Plan Year.

     6.8     Election for Direct Rollover to Eligible Retirement Plan.  To the
             --------------------------------------------------------
extent required by Code Section 401(a)(31), a Participant whose distributable benefit becomes payable in an "eligible rollover distribution," as defined in
(a)(i) below, shall be entitled to elect a direct rollover of all or a portion of the taxable portion of his/her distributable benefit to an "eligible retirement plan," as defined in (a)(ii) below.

          (a)     For purposes of this Section,

               (i) an "eligible rollover distribution" shall mean any distribution of all or any portion of a Participant's distributable benefit, except that an eligible rollover distribution shall not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; effective January 1, 1999 any hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities; and

               (ii) an "eligible retirement plan" shall mean any plan described in Code Section 402(c)(8)(B), the terms of which permit the acceptance of a direct rollover from a qualified plan.

          (b) A Participant's direct rollover election under this Section shall be made in accordance with rules and procedures established by the Committee and shall specify the percentage or dollar amount to be rolled over, the name and address of the eligible retirement plan selected by the Participant and such additional information as the Committee deems necessary or appropriate in order to implement the Participant's direct rollover election. It shall be the Participant's responsibility to confirm that the eligible retirement plan designated in the direct rollover election will accept the eligible rollover distribution. The Committee shall be entitled to effect the direct rollover based on its reasonable reliance on information provided by the Participant, and shall not be required to independently verify such information, unless it is clearly reasonable to do so.

          (c) At least 30 days but not more than 90 days prior to the date a Participant's distributable benefit becomes payable from the Plan, the Participant shall be given written notice (the "402(f) Notice) of any right he/she may have to elect a direct rollover of all or a portion of a eligible rollover distribution (or shall be given a summary of the 402(f) Notice if such Notice was given prior to the start of the 90-day notice period).If the present value a Participant's distributable benefit at the Annuity Starting Date does not exceed $5,000, the Participant may waive the 30 day notice requirement by making an affirmative election to make or not to make a direct rollover.

          (d) If a Participant fails to file a properly completed direct rollover election with the Committee within a reasonable time after the later of the date the 402(f) Notice or the date the summary is given, or if the Committee is unable to effect the rollover within a reasonable time after the election is filed with the Committee due to the failure of the Participant to take such actions as may be required by the eligible retirement plan before it will accept the rollover, the Participant's distributable benefit shall be paid to him/her in accordance with the applicable provisions of this Article VI, after withholding applicable income taxes.

          (e) To the extent required by Section 401(a)(31) of the Code, if all or a portion of a Participant's distributable benefit is payable to his/her surviving Spouse in an eligible rollover distribution, or to a former Spouse in accordance with a "qualified domestic relations order," such surviving Spouse or former Spouse shall be entitled to elect a direct rollover of all or a portion of such distribution in accordance with the provisions of this Section.

                                   ARTICLE VII
                               SEVERANCE BENEFITS
                               ------------------

     7.1     Normal Severance Benefit.  In the event that a Participant who has
             ------------------------
earned a vested right to his/her benefit as provided in Section 8.2(a) terminates employment with the Company and all Affiliated Companies for any reason other than his/her death, disability or retirement, and at the time of such termination such Participant has not satisfied the requirements to retire either at his/her Normal Retirement Age or on an Early Retirement Date such terminated Participant shall be deemed to have elected to have his/her benefit paid pursuant to Section 6.2(a) or (b), as appropriate, commencing at his/her Normal Retirement Age, unless a Qualified Election is filed with the Committee.

     7.2     Payment Before Normal Retirement Age.  In lieu of commencing
             ------------------------------------
benefits at Normal Retirement Age, a Participant whose employment terminated prior to attaining either his/her Normal Retirement Age or Early Retirement Date and who has satisfied the service requirement for early retirement may make a Qualified Election to have a reduced benefit (such reduction to be determined in accordance with the table in Appendix I) commence on the first day of any month following his/her fifty-fifth (55th) birthday (such commencement date to be determined by the Participant by notice to the Plan Administrator in accordance with rules adopted by the Plan Administrator). Such Qualified Election shall include the consent of the Participant's Spouse if the Committee determines that such consent is required by Code Section 417.

     7.3     Coordination With Qualified Annuity Provisions.  The foregoing
             ----------------------------------------------
provisions of this Article VII shall be applied after first taking into consideration and applying, to the extent they are applicable, the provisions of
Article VI which require that the retirement benefits of certain married Participants and/or their Spouses be paid in the form of a Qualified Joint and Survivor Annuity (unless waived pursuant to a Qualified Election).

                                  ARTICLE VIII
                                     VESTING
                                     -------

     8.1     No Vested Rights Except as Herein Specified.  No Participant shall
             -------------------------------------------
have any vested right or interest in, nor any right to payment of, any assets of the Trust Fund except as provided in this Plan.

     8.2     Vesting in Benefits.
             -------------------

          (a) A Participant shall be one hundred percent (100%) vested in the Plan upon the completion of five (5) one-year Periods of Service or his/her attainment of his/her sixty-fifth (65th) birthday while an Employee. A Participant's Periods of Service completed prior to January 1, 1988 of the Plan will be counted for purposes of determining vesting pursuant to this Section 8.2.

          (b) If the vesting schedule under the Plan is amended or if the Plan is amended in any way that directly or indirectly affects the computation of a Participant's vested interest, each Participant who has completed at least three one-year Periods of Service may elect, within a reasonable time after the adoption of the amendment, to continue to have his/her vested interest computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of: (i) 60 days after the amendment is adopted; (ii) 60 days after the amendment is effective; or (iii) 60 days after the Participant is issued written notice of the amendment.

                                   ARTICLE IX
                              DISABILITY PROVISIONS
                              ---------------------

     9.1     Disability Retirement Benefit.  If, while employed by the
             -----------------------------
Participating Employer prior to his/her Normal Retirement Age, a Participant is suffering from a Total and Permanent Disability, as defined in Section 2.32, such Participant shall continue to accrue benefits in the manner set forth in
Section 5.1 during the continuation of such Total and Permanent Disability; but not beyond the date determined from the table below:

AGE AT DISABILITY  MAXIMUM ACCRUAL PERIOD
Less than age 60   To age 65 but not less than 60 months
60                 60 months
61                 48 months
62                 42 months
63                 36 months
64                 30 months
65                 24 months
66                 21 months
67                 18 months
68                 15 months
68 and over        12 months

If such Participant becomes disabled prior to the end of a Plan Year, such Participant's benefit accrual formula for the Plan Year in which he/she becomes disabled shall be calculated using such Participant's Compensation for the previous Plan Year. The disabled Participant's Compensation shall not be adjusted to reflect any change in the benefit formula pursuant to Section 5.1 after such Participant becomes disabled. Such Participant shall also be entitled to receive his/her benefit upon attaining his/her Normal Retirement Age as if he/she retired on such date.


                                    ARTICLE X
                                 DEATH BENEFITS
                                 --------------

     10.1  General Limitation on Death Benefits.  Except for retirement benefits
           ------------------------------------
expressly made payable to a Spouse or other Beneficiary in accordance with the provisions of this Article X, or in accordance with the express provisions of a form of benefit described in Article VI under which payments have commenced, no benefits shall be paid under this Plan by reason of the death of a Participant.

     10.2  Pre-Retirement Death Benefit.  The Spouse of a vested Participant or
           ----------------------------
former Participant who dies before benefits commence will be entitled to a Qualified Preretirement Survivor Annuity.


                                   ARTICLE XI
                      RESTRICTIONS ON CERTAIN DISTRIBUTIONS
                      -------------------------------------

     11.1     Restrictions on Benefits at Plan Termination.  In the event the
              --------------------------------------------
Plan is terminated in any Plan Year, the benefit of any Highly Compensated Employee (and any Highly Compensated former Employee) shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code and shall be determined in accordance with this Section 11.1.

          (a) In the event of a Plan termination, the annual payments to a Participant described in Section 11.1(b) below shall be restricted to an amount equal to the payments that would be made on behalf of the Participant under a single life annuity that is the Actuarial Equivalent of the sum of the Participant's accrued benefit and any other benefits available to the Participant under the Plan. The restrictions in this Subsection (a) shall not apply, however, if:

               (i) After payment to a Participant described in Section 11.1(b) below of all benefits described in Subsection 11.1(c) below, the value of Plan assets equals or exceeds one hundred ten percent (110%) of the value of current Plan liabilities, as defined in Section 412(1)(7) of the Code, or

               (ii) The value of the benefits described in Subsection 11.1(c) below for a Participant described in Subsection 11.1(b) below is less than one percent (1%) of the value of current Plan liabilities.

          (b) For purposes of applying the limitations of this Section 11.1, Participants whose benefits are restricted on distribution include all Highly Compensated Employees and Highly Compensated former Employees; provided, however, in any Plan Year, the total number of Participants whose benefits are subject to restriction under this Article XI shall be limited by the Plan to the group of twenty-five (25) Highly Compensated Employees and Highly Compensated former Employees consisting of those Highly Compensated Employees and Highly Compensated former Employees with the greatest Compensation.

          (c) For purposes of applying the limitations of this Section 11.1, the term "benefit" includes loans in excess of the amounts set forth in
     Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living employee, and any death benefits not provided for by insurance on the Participant's life.

                                   ARTICLE XII
                    OPERATION AND ADMINISTRATION OF THE PLAN
                    ----------------------------------------

     12.1  Plan Administration.
           -------------------

          (a) Authority to control and manage the operation and administration of the Plan shall be vested in the Committee as provided in this Article XII.

          (b) The members of the Committee (the number of which shall be determined by the Board of Directors) shall be appointed by the Board of Directors and shall hold office until resignation, death or removal by the Board of Directors. Members of the Committee may, but need not, be appointed by appropriate designation of a Committee heretofore constituted pursuant to the provisions of another employee benefit plan maintained by the Participating Employer.

          (c) For purposes of ERISA Section 402(a), the members of the Committee shall be the Named Fiduciaries of this Plan.

          (d) Notwithstanding the foregoing, a Trustee with whom Plan assets have been placed in trust or an Investment Manager appointed pursuant to
     Section 12.3 may be granted exclusive authority and discretion to manage and control all or any portion of the assets of the Plan.

     12.2  Committee Powers.  The Committee shall have all powers necessary to
           ----------------
supervise the administration of the Plan and control its operations. In addition to any powers and authority conferred on the Committee elsewhere in the Plan or by law, the Committee shall have, by way of illustration but not by way of limitation, the following powers and authority:

          (a) To allocate fiduciary responsibilities (other than trustee responsibilities) among the Named Fiduciaries and to designate one or more other persons to carry out fiduciary responsibilities (other than trustee responsibilities). However, no allocation or delegation under this Section 12.2(a) shall be effective until the person or persons to whom the responsibilities have been allocated or delegated agree to assume the responsibilities. The term "trustee responsibilities" as used herein shall have the meaning set forth in Section 405(c) of ERISA. The preceding provisions of this Section 12.2(a) shall not limit the authority of the Committee to appoint one or more Investment Managers in accordance with
     Section 12.3.

          (b) To designate agents to carry out responsibilities relating to the Plan, other than fiduciary responsibilities.

          (c) To employ such legal, actuarial, medical, accounting, clerical and other assistance as it may deem appropriate in carrying out the provisions of this Plan, including one or more persons to render advice with regard to any responsibility any Named Fiduciary or any other fiduciary may have under the Plan.

          (d) To establish rules and regulations from time to time for the conduct of the Committee's business and the administration and effectuation of this Plan.

          (e) To administer, interpret, construe and apply this Plan and to decide all questions which may arise or which may be raised under this Plan by any Employee, Participant, former Participant, Beneficiary or other person whatsoever, including but not limited to all questions relating to eligibility to participate in the Plan, the amount of service of any Participant, and the amount of benefits to which any Participant or his/her Beneficiary may be entitled.

          (f) To determine the manner in which the assets of this Plan, or any part thereof, shall be disbursed.

          (g) To direct the Trustee, in writing, from time to time, to invest and reinvest the Trust Fund, or any part thereof, or to purchase, exchange, or lease any property, real or personal, which the Committee may designate. This shall include the right to direct the investment of all or any part of the Trust in any one security or any one type of securities permitted hereunder. Among the securities which the Committee may direct the Trustee to purchase are "employer securities" as defined in Code
     Section 409A(l) or any successor statute thereto, to the extent permissible under Section 407 of ERISA.

          (h) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate or convenient in the efficient administration of the Plan.

Any action taken in good faith by the Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon the Participants and their Beneficiaries. All discretionary powers conferred upon the Committee shall be absolute. However, all discretionary powers shall be exercised in a uniform and nondiscriminatory manner.

     12.3  Investment Manager.
           ------------------

          (a) The Committee, by action reflected in the minutes thereof, may appoint one or more Investment Managers, as defined in Section 3(38) of ERISA, to manage all or a portion of the assets of the Plan.

          (b) An Investment Manager shall discharge its duties in accordance with applicable law and in particular in accordance with Section 404(a)(l) of ERISA.

          (c) An Investment Manager, when appointed, shall have full power to manage the assets of the Plan for which it has responsibility, and neither the Company nor the Committee shall thereafter have any responsibility for the management of those assets.

     12.4  Periodic Review.
           ---------------

          (a) At periodic intervals, not less frequently than annually, the Committee shall review the long-run and short-run financial needs of the Plan and shall determine a funding policy for the Plan consistent with the objectives of the Plan and the minimum funding standards of ERISA, if applicable. In determining the funding policy the Committee shall take into account, at a minimum, not only the long-term investment objectives of the Trust Fund consistent with the prudent management of the assets thereof, but also the short-run needs of the Plan to pay benefits.

          (b) All actions taken by the Committee with respect to the funding policy of the Plan, including the reasons therefor, shall be fully reflected in the minutes of the Committee.

     12.5  Committee Procedure.
           -------------------

          (a) A majority of the members of the Committee as constituted at any time shall constitute a quorum, and any action by a majority of the members present at any meeting, or authorized by a majority of the members in writing without a meeting, shall constitute the action of the Committee.

          (b) The Committee may designate certain of its members as authorized to execute any document or documents on behalf of the Committee, in which event the Committee shall notify the Trustee of this action and the name or names of the designated members. The Trustee, Company, Participating Employer, Participants, Beneficiaries, and any other party dealing with the Committee may accept and rely upon any document executed by the designated members as representing action by the Committee until the Committee shall file with the Trustee a written revocation of the authorization of the designated members.

     12.6  Compensation of Committee.
           -------------------------

          (a) Members of the Committee shall serve without compensation unless the Board of Directors shall otherwise determine. However, in no event shall any member of the Committee who is an Employee receive compensation from the Plan for his/her services as a member of the Committee.

          (b) All members shall be reimbursed for any necessary or appropriate expenditures incurred in the discharge of duties as members of the Committee.

          (c) The compensation or fees, as the case may be, of all officers, agents, counsel, the Trustee, or other persons retained or employed by the Committee shall be fixed by the Committee.

     12.7  Resignation and Removal of Members.  Any member of the Committee may
           ----------------------------------
resign at any time by giving written notice to the other members and to the Board of Directors effective as therein stated. Any member of the Committee may, at any time, be removed by the Board of Directors.

     12.8  Appointment of Successors.
           -------------------------

          (a) Upon the death, resignation, or removal of any Committee member, the Board of Directors may appoint a successor.

          (b) Notice of appointment of a successor member shall be given by the Secretary of the Company in writing to the Trustee and to the members of the Committee.

          (c) Upon termination, for any reason, of a Committee member's status as a member of the Committee, the member's status as a Named Fiduciary shall concurrently be terminated, and upon the appointment of a successor Committee member the successor shall assume the status of a Named Fiduciary as provided in Section 12.1.

     12.9  Records.
           -------

          (a) The Committee shall keep a record of all its proceedings and shall keep, or cause to be kept, all such books, accounts, records or other data as may be necessary or advisable in its judgment for the administration of the Plan and to properly reflect the affairs thereof.

          (b) However, nothing in this Section 12.9 shall require the Committee or any member thereof to perform any act which, pursuant to law or the provisions of this Plan, is the responsibility of the Plan Administrator, nor shall this Section relieve the Plan Administrator from such responsibility.

     12.10  Reliance Upon Documents and Opinions.
            ------------------------------------

          (a) The members of the Committee, the Board of Directors, the Company and any person delegated under the provisions hereof to carry out any fiduciary responsibilities under the Plan ("delegated fiduciary") shall be entitled to rely upon any tables, valuations, computations, estimates, certificates and reports furnished by any consultant, or firm or corporation which employs one or more consultants, upon any opinions furnished by legal counsel, and upon any reports furnished by the Trustee. The members of the Committee, the Board of Directors, the Company, the Participating Employers and any delegated fiduciary shall be fully protected and shall not be liable in any manner whatsoever for anything done or action taken or suffered in reliance upon any such consultant or firm or corporation which employs one or more consultants, Trustee, or counsel.

          (b) Any and all such things done or actions taken or suffered by the Committee, the Board of Directors, the Company, the Participating Employers and any delegated fiduciary shall be conclusive and binding on all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.

          (c) The Committee and any delegated fiduciary may, but are not required to, rely upon all records of the Participating Employer with respect to any matter or thing whatsoever, and may likewise treat those records as conclusive with respect to all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.

     12.11  Requirement of Proof.  The Committee or the Participating Employer
            --------------------
may require satisfactory proof of any matter under this Plan from or with respect to any Employee, Participant, or Beneficiary, and no person shall acquire any rights or be entitled to receive any benefits under this Plan until the required proof shall be furnished.

     12.12  Reliance on Committee Memorandum.  Any person dealing with the
            --------------------------------
Committee may rely on and shall be fully protected in relying on a certificate or memorandum in writing signed by any Committee member or other person so authorized, or by the majority of the members of the Committee, as constituted as of the date of the certificate or memorandum, as evidence of any action taken or resolution adopted by the Committee.

     12.13  Multiple Fiduciary Capacity.  Any person or group of persons may
            ---------------------------
serve in more than one fiduciary capacity with respect to the Plan.

     12.14  Limitation on Liability.
            -----------------------

          (a) Except as provided in Part 4 of Title I of ERISA, no person shall be subject to any liability with respect to his/her duties under the Plan unless he/she acts fraudulently or in bad faith.

          (b) No person shall be liable for any breach of fiduciary responsibility resulting from the act or omission of any other fiduciary or any person to whom fiduciary responsibilities have been allocated or delegated, except as provided in Part 4 of Title I of ERISA.

          (c) No action or responsibility shall be deemed to be a fiduciary action or responsibility except to the extent required by ERISA.

     12.15  Indemnification.
            ---------------

          (a) To the extent permitted by law, the Company shall indemnify each member of the Board of Directors and the Committee, and any other Employee of the Company with duties under the Plan, against expenses (including any amount paid in settlement) reasonably incurred by him/her in connection with any claims against him/her by reason of his/her conduct in the performance of his/her duties under the Plan, except in relation to matters as to which he/she acted fraudulently or in bad faith in the performance of such duties. The preceding right of indemnification shall pass to the estate of such a person.

          (b) The preceding right of indemnification shall be in addition to any other right to which the Board member or Committee member or other person may be entitled as a matter of law or otherwise.

     12.16  Bonding.
            -------

          (a) Except as is prescribed by the Board of Directors, as provided in Section 412 of ERISA, or as may be required under any other applicable law, no bond or other security shall be required by any member of the Committee, or any other fiduciary under this Plan.

          (b) Notwithstanding the foregoing, for purposes of satisfying its indemnity obligations under Section 12.15, the Company may (but need not) purchase and pay premiums for one or more policies of insurance. However, this insurance shall not release the Company of its liability under the indemnification provisions.

     12.17  Prohibition Against Certain Actions.
            -----------------------------------

          (a) To the extent prohibited by law, in administering this Plan the Committee shall not discriminate in favor of any class of Employees and particularly it shall not discriminate in favor of highly compensated Employees (within the meaning of Code Section 414(q)).

          (b) The Committee shall not cause the Plan to engage in any transaction that constitutes a nonexempt prohibited transaction under
     Section 4975(c) of the Code or Section 406(a) of ERISA.

          (c) All individuals who are fiduciaries with respect to the Plan (as defined in Section 3(21) of ERISA) shall discharge their fiduciary duties in accordance with applicable law, and in particular, in accordance with the standards of conduct contained in Section 404 of ERISA.

     12.18  Plan Expenses.  All expenses incurred in the establishment,
            -------------
     administration and operation of the Plan, including but not limited to the expenses incurred by the members of the Committee in exercising their duties, shall be charged to the Trust Fund, but shall be paid by the Company if not paid by the Trust Fund.

                                  ARTICLE XIII
                                 PLAN AMENDMENTS
                                 ---------------

     13.1  Amendments.  The Board of Directors may at any time, and from time to
           ----------
time, amend the Plan and any Trust Agreement by an instrument in writing executed in the name of the Company by an officer(s) duly authorized to execute the instrument and filed with the Trustee. No such amendment, however, shall be made at any time, the effect of which would be:

          (a) To cause any assets of the Plan, at any time prior to the satisfaction of all liabilities with respect to Participants and their Beneficiaries, to be used for or diverted to purposes other than providing benefits to Participants and their Beneficiaries, and defraying reasonable expenses of administering the Plan, except as otherwise permitted by law;

          (b) To increase the responsibilities or liabilities of the Trustees without their written consent; or

          (c) To decrease a Participant's accrued benefit (within the meaning of Section 411(d)(6) of the Code) with respect to service performed prior to the effective date of the amendment.

          For purposes of this provision, an amendment shall be treated as reducing accrued benefits if it (1) unfavorably changes the actuarial basis for determining benefits, (2) reduces or eliminates an early retirement benefit or retirement-type subsidy, or (3) eliminates an optional form of benefit with respect to benefits attributable to service performed before the amendment became effective. However, the restriction on affecting retirement-type subsidies applies only with respect to Participants who satisfy (either before or after the amendment) the pre-amendment conditions for entitlement to the subsidy. For purposes of this provision, a "retirement-type subsidy" shall have the meaning ascribed to such terms by
     Section 411(d)(6) of the Code.

          (d) No amendment shall adversely change the vesting schedule with respect to the future accrual of benefits for any Participant unless each Participant with three (3) or more one-year Periods of Service is permitted to elect to have the vesting schedule which was in effect before the amendment used to determine his/her vested benefit.

     13.2  Retroactive Amendments.  Notwithstanding any provisions of this
           ----------------------
Article XIII to the contrary, to the extent allowable under applicable law the Plan may be amended prospectively or retroactively (as provided in Section 401(b) of the Code as amended by Section 1023 of ERISA) to make the Plan conform to any provision of ERISA, the Code provisions dealing with employees' trusts, or any regulation under either of such statutes.

                                   ARTICLE XIV
                        MERGER OF COMPANY: MERGER OF PLAN
                        ---------------------------------

     14.1  Effect of Reorganization or Transfer of Assets.  In the event of a
           ----------------------------------------------
consolidation, merger, sale, liquidation, or other transfer of the operating assets of the Company to any other company, the ultimate successor or successors to the business of the Company shall automatically be deemed to have elected to continue this Plan in full force and effect in the same manner as if the Plan had been adopted by resolution of its board of directors unless the successor(s), by resolution of its board of directors, shall elect not to so continue this Plan in effect, in which case the Plan shall automatically be deemed terminated as of the applicable effective date set forth in the board resolution.

     14.2  Merger Restriction.  Notwithstanding any other provision in this
           ------------------
Article, this Plan shall not in whole or in part merge or consolidate with, or transfer its assets or liabilities to, any other plan unless each affected Participant in this Plan would receive a benefit immediately after the merger, consolidation, or transfer (if the Plan then terminated) which is equal to or greater than the benefit he/she would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

                                   ARTICLE XV
                              PLAN TERMINATION AND
                              --------------------
                         DISCONTINUANCE OF CONTRIBUTIONS
                         -------------------------------

     15.1  Plan Termination.
           ----------------

          (a)   (i)     Subject to the following provisions of this Section
          15.1, the Company may terminate the Plan and the Trust Agreement at any time by an instrument in writing executed in the name of the Company by an officer or officers duly authorized to execute such an instrument, and delivered to the Trustee.

               (ii) The Planand Trust Agreement may terminate if the Company merges into any other corporation, if as the result of the merger the entity of the Company ceases, and the Plan is terminated pursuant to the rules of Section 14.1.

          (b) Upon and after the effective date of the termination, the Participating Employer shall not make any further contributions under the Plan and no contributions need be made by the Participating Employer applicable to the Plan Year in which the termination occurs, except as may otherwise be required by law.

          (c) The rights of all affected Participants to benefits accrued to the date of termination of the Plan, to the extent funded as of the date of termination, shall automatically become fully vested as of that date.

     15.2  Discontinuance of Contributions.
           -------------------------------

          (a) In the event a Participating Employer decides it is impossible or inadvisable for business reasons to continue to make Participating Employer contributions under the Plan, the Board of Directors may approve such discontinuance. Upon and after the effective date of this discontinuance, the Participating Employer shall not make any further Participating Employer contributions under the Plan and no Participating Employer contributions need be made by the Participating Employer with respect to the Plan Year in which the discontinuance occurs, except as may otherwise be required by law.

          (b) The discontinuance of Participating Employer contributions on the part of the Participating Employer shall not terminate the Plan as to the funds and assets then held by the Trustee, or operate to accelerate any payments of distributions to or for the benefit of Participants or Beneficiaries, and the Trustee shall continue to administer the Trust Fund in accordance with the provisions of the Plan until all of the obligations under the Plan shall have been discharged and satisfied.

          (c) However, if this discontinuance of Participating Employer contributions shall cause the Plan to lose its status as a qualified plan under Code Section 401(a), the Plan shall be terminated in accordance with the provisions of this Article XV.

          (d) On and after the effective date of a discontinuance of Participating Employer contributions or the Plan termination, the rights of all affected Participants to benefits accrued to that date, to the extent funded as of that date, shall automatically become fully vested as of that date.

     15.3  Rights of Participants.  In the event of the termination of the Plan,
           ----------------------
for any cause whatsoever, all assets of the Plan, after payment of expenses, shall be used for the exclusive benefit of Participants and their Beneficiaries and no part thereof shall be returned to the Participating Employer, except as provided in Section 4.3 of this Plan.

     15.4  Allocation and Payment Priority.  Upon termination of the Plan, the
           -------------------------------
assets of the Plan, to the extent that they are sufficient after the payment of liabilities and expenses and reasonable reserves for expenses and liabilities (absolute or contingent) of the funding agents, shall be allocated for the purpose of paying benefits to Participants in the following order of precedence:

          (a) First, in payment of all benefits of Participants or their Beneficiaries provided for under this Plan which (i) were in pay status as of the beginning of the three (3) year period ending on the Plan Termination Date or (ii) would have been in pay status as of the beginning of such three (3) year period if the Participant had retired prior to the beginning of the three (3) year period and if his/her benefits had commenced as of the beginning of such period; provided, however, that the amount of benefits entitled to priority under this Section 15.4(a) shall be the lowest amount payable under the provisions of the Plan in effect at any time during the five (5) year period ending on the Plan Termination Date; and provided further, that for the purposes of (i) above, the lowest benefit in pay status during said three (3) year period prior to the Plan Termination Date shall be considered the benefit in pay status for such period.

          (b) Second, in payment of all benefits provided for under the Plan which (i) are guaranteed under Title IV of ERISA, or (ii) would be so guaranteed if the provisions of Sections 4022(b)(5) and 4022(b)(6) of ERISA were not applicable.

          (c) Third, in payment of all benefits provided for under the Plan which were vested and nonforfeitable on the Plan Termination Date, but excluding those benefits which became vested and nonforfeitable solely by reason of the termination of the Plan.

          (d)     Fourth, to all other benefits under the Plan.

          (e) Fifth, to return to the Participating Employer any assets remaining after the satisfaction of all liabilities for benefits under the Plan to Participants and their Beneficiaries.

The assets of the Plan shall be used to provide benefits under the above subsections in the order in which they appear before any benefits are provided under the following subsection. Should the assets be insufficient to provide full benefits under any subsection in the order of precedence, the benefit for each Participant in the group for which the assets are insufficient shall be reduced in the proportion that the available assets bear to the present value of the full benefits for all Participants in the group; provided, however, that with respect to Section 15.4(c) above, if any such proration is necessary the assets available shall first be used to provide benefits based upon the Plan as in effect five (5) years prior to the Plan Termination Date, and if the assets available are insufficient to provide in full for such benefits, then the benefits based upon the most recent Plan amendment under which the assets available are sufficient to satisfy in full the benefits provided thereby shall be used, with the remaining assets prorated on the basis of the benefits provided under the terms of the next most recent Plan amendment. The interpretation and application of this Section 15.4 shall be in conformity with any regulations issued under Section 4044 of ERISA by the Secretary of Labor.

     15.5  Continuation of the Trust Agreements, Etc.  The allocation and
           ------------------------------------------
provision for the benefits described in Sections 15.4(a) through (d), inclusive, shall be accomplished through either continuance of the Trust Agreements, the creation of new Trust Agreements, or the purchase of annuity contracts; provided, however, that the Committee, upon finding that it is not practicable or desirable under the circumstances to do any of the foregoing with respect to one or more of the groups listed in Section 15.4, may, with the consent of the Board of Directors, provide some other means, including cash payments, but no change shall be effected in the order of precedence and the basis of allocation established therein.

     15.6  Plan Termination Date.  The Plan Termination Date, as used in this
           ---------------------
Article XV, shall be:

          (a) The date established by the Committee and agreed to by the Pension Benefit Guaranty Corporation, if the Plan is terminated in accordance with Section 4041 of ERISA;

          (b) The date established by the Pension Benefit Guaranty Corporation and agreed to by the Committee, if the Plan is terminated by the Pension Benefit Guaranty Corporation in accordance with Section 4042 of ERISA; or

          (c) The date established by a court of competent jurisdiction if the Plan is terminated in accordance with either of the foregoing sections of ERISA but no agreement is reached between the Committee and the Pension Benefit Guaranty Corporation or a judicially appointed trustee.

     15.7  Partial Termination.
           -------------------

          (a) In the event of a partial termination of the Plan within the meaning of Code Section 411(d)(3), the interests of affected Participants in the Trust Fund, as of the date of the partial termination, shall become nonforfeitable as of that date.

          (b) That portion of the assets of the Plan affected by the partial termination shall be used exclusively for the benefit of the affected Participants and their Beneficiaries, and no part thereof shall otherwise be applied.

          (c) With respect to Plan assets and Participants affected by a partial termination, the Committee and the Trustee shall follow the same procedures and take the same actions prescribed in this Article XV in the case of a total termination of the Plan.

     15.8  Failure to Contribute.  The failure of the Participating Employer to
           ---------------------
contribute to the Trust in any year, if contributions are not required under the Plan for that year, shall not constitute a complete discontinuance of contributions to the Plan.

                                   ARTICLE XVI
                            APPLICATION FOR BENEFITS
                            ------------------------

     16.1  Application for Benefits.  The Committee may require any person
           ------------------------
claiming benefits under the Plan to submit an application therefor, together with such documents and information as the Committee may require. In the case of any person suffering from a disability which prevents the claimant from making personal application for benefits, the Committee may, in its discretion, permit another person acting on his/her behalf to submit the application.

     16.2  Action on Application.
           ---------------------

          (a) Within ninety (90) days following receipt of an application and all necessary documents and information, the Committee's authorized delegate reviewing the claim shall furnish the claimant with written notice of the decision rendered with respect to the application.

          (b) In the case of a denial of the claimant's application, the written notice shall set forth:

               (i) The specific reasons for the denial, with reference to the Plan provisions upon which the denial is based;

               (ii) A description of any additional information or material necessary for perfection of the application (together with an explanation why the material or information is necessary); and

               (iii)     An explanation of the Plan's claim review procedure.

          (c) A claimant who wishes to contest the denial of his/her application for benefits or to contest the amount of benefits payable to him/her shall follow the procedures for an appeal of benefits as set forth in Section 16.3 below, and shall exhaust such administrative procedures prior to seeking any other form of relief.

     16.3  Appeals.
           -------

          (a)   (i)     A claimant who does not agree with the decision
          rendered with respect to his/her application may appeal the decision to the Committee.

               (ii)     The appeal shall be made, in writing, within sixty-five
          (65) days after the date of notice of the decision with respect to the application.

               (iii) If the application has neither been approved nor denied within the ninety (90) day period provided in Section 16.2 above, then the appeal shall be made within sixty-five (65) days after the expiration of the ninety (90) day period.

          (b) The claimant may request that his/her application be given full and fair review by the Committee. The claimant may review all pertinent documents and submit issues and comments in writing in connection with the appeal.

          (c) The decision of the Committee shall be made promptly, and not later than sixty (60) days after the Committee's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of a request for review.

          (d) The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant with specific reference to the pertinent Plan provisions upon which the decision is based.


                                  ARTICLE XVII
                             LIMITATION ON BENEFITS
                             ----------------------

     17.1     Basic Limitation.
              ----------------

          (a) Notwithstanding anything to the contrary contained in this Plan, and subject to the adjustments set forth below in this Article, the maximum annual amount of retirement income payable to a Participant under this Plan (the "Defined Benefit Dollar Limitation") shall not exceed the lesser of:

               (i)     The Specific Dollar Limitation (as defined hereinbelow);
          or

               (ii) 100% of the Participant's average compensation for the three consecutive calendar years during which he/she had the greatest aggregate compensation.

     As used herein the term "Specific Dollar Limitation" shall mean $90,000.

          (b)     In determining a Participant's Compensation (as defined in
     Section 2.9(b)) for any Limitation Year, there shall be taken into account only the compensation that is actually paid to or includible in the gross income of the Participant during such Limitation Year. In all cases this Subsection (b) shall be interpreted and applied in compliance with the provisions of Treasury Regulations Section 1.415-2(d) or any successor thereto.

          (c) For purposes of applying the limitations of this Article, a Limitation Year corresponding to the Plan Year has been adopted. The Specific Dollar Limitation referred to in Subsection (a)(i) shall be adjusted annually for increases in the cost of living which are authorized under Code Section 415, effective as of January 1 of the year for which the adjustment is made, with such adjustment to apply to the Limitation Year ending with or within the calendar year of adjustment.

     17.2  Annual Additions.  The term "Annual Additions" means, for any
           ----------------
Limitation Year, the sum of the following amounts credited to a Participant:

          (a) The amount credited to the Participant's accounts under all defined contribution plans from contributions by the Company or an Affiliated Company (including amounts deferred under a cash or deferred arrangement under Section 401(k) of the Code);

          (b)     The Participant's contributions to such plans;

          (c)     Forfeitures; and

          (d) Amounts described in Sections 415(l)(1) and 419A(d)(2) of the Code.

     17.3  Membership in Other Defined Benefit Plans.  The limitations of this
           -----------------------------------------
Article with respect to any Participant who at any time is or has been a participant in any other defined benefit plan, as defined in Section 414(j) of the Code (whether or not the plan has been terminated), maintained by the Company or an Affiliated Company shall be applied as if the total benefits payable under all such defined benefit plans in which the Participant has been a participant were payable from one plan.

     17.4  Membership in Defined Contribution Plans.  Effective for Plan Years
           ----------------------------------------
beginning before January 1, 2000, if a Participant in this Plan is or was also a participant in a defined contribution plan, as defined in Section 414(i) of the Code (whether or not the plan has been terminated), to which contributions are made by the Company or an Affiliated Company (whether or not the plan has been terminated), then in addition to the Defined Benefit Dollar Limitation contained in Section 17.1 of this Plan, the "Combined Plan Fraction" shall not exceed 1.0.

          (a) The provisions of this Section 17.4 shall apply to any Participant (herein a "Combined Plan Participant") in this Plan who is or was also a participant in a defined contribution plan, as defined in
     Section 414(i) of the Code, to which contributions are or were made by the Company or an Affiliated Company (whether or not the plan has been terminated). In addition to the limitation contained in Section 17.1 of this Plan, for any Limitation Year the Combined Plan Fraction for any Combined Plan Participant shall not exceed 1.0. As used herein the term Combined Plan Fraction means, with respect to any Combined Plan Participant, a fraction equal to the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction for such Participant. In all cases the calculation of such Combined Plan Fraction shall be made in accordance with the provisions of Code Section 415(e) and the following rules of this Section.

          (b) "Defined Contribution Plan Fraction" means a fraction determined in accordance with the provisions of Code Section 415(e) and the following rules with respect to the combined participation by a Participant in all defined contribution plans of the Company and all Affiliated
     Companies:

               (i) The numerator of such fraction is the sum (as determined as of the end of the applicable Limitation Year) of all "Annual Additions" to the Participant's accounts under all such plans for all of his/her years of participation in such plans.

               (ii) The denominator of the fraction is the sum of the lesser of the following amounts determined separately with respect to each Limitation Year and each year of service:

                    (A) The product of 1.25 multiplied by the dollar limitation under Code Section 415(c)(1)(A) (determined without regard to Subsection (c)(6) thereof) in effect for the applicable Limitation Year; or

                    (B) The product of 1.4 multiplied by an amount equal to the percentage of compensation limitation under Code Section 415(c)(1)(B) (or Subsection (c)(7) thereof, if applicable) that applies with respect to the Participant for the applicable Limitation Year.

               (iii) Solely in the case of a defined contribution plan in existence on July 1, 1982, at the election of the Plan Administrator, in applying the above rules with respect to any year ending after December 31, 1982, the denominator with respect to each Participant for all years ending before January 1, 1983, shall be an amount equal to the product of the denominator for the year ending in 1982 (determined using the rules in effect under Code Section 415(e)(3)(B) at that time) multiplied by the "Transition Fraction." The "Transition Fraction" is a fraction the numerator of which is the lesser of $51,875, or 1.4 multiplied by 25% of the compensation of the Participant for the year ending in 1981, and the denominator of which is the lesser of $41,500, or 25% of the compensation of the Participant for the year ending in 1981.

          (c) "Defined Benefit Plan Fraction" means a fraction determined in accordance with the provisions of Code Section 415(e) and the following rules with respect to the combined participation by a Participant in all defined benefit plans of the Company and all Affiliated Companies:

               (i) The numerator of such fraction is the projected annual benefit of the Participant under all such plans (determined as of the close of the applicable Limitation Year). For purposes of this Paragraph, a Participant's projected annual benefit shall be determined in accordance with Treasury Regulations Section 1.415-7(b)(3).

               (ii) The denominator of such fraction is the lesser of (A) the product of 1.25 multiplied by the dollar limitation under Code
          Section 415(b)(1)(A) for the applicable Limitation Year; or (B) the product of 1.4 multiplied by the percentage of compensation limitation under Code Section 415(b)(1)(B) with respect to the Participant for the applicable Limitation Year.

          (d) In the case of any Combined Plan Participant with respect to whom the Combined Plan Fraction for any Limitation Year would exceed l.0, the following corrective action shall be taken:

               (i) First, the Committee or Plan Administrator shall make such elections under Code Section 4l5 as may be available (if any) which would allow the Plan to satisfy the Combined Plan Fraction requirements of Code Section 4l5(e) without causing any reduction in the benefits of participants under this Plan or any defined contribution plan included in the calculation of the Combined Plan Fraction (herein an "Included Defined Contribution Plan").

               (ii) Second, to the maximum extent permissible under the applicable provisions of Code Sections 40l through 4l5, the benefits payable with respect to such Combined Plan Participant under the Included Defined Benefit Plans shall be reduced or otherwise adjusted so as to allow the Combined Plan Participant to satisfy the Combined Plan Fraction requirements of Code Section 4l5(e) for the applicable Limitation Year.

               (iii) After reducing or otherwise adjusting the benefits under Included Defined Contribution Plans to the maximum permissible extent as provided under Paragraph (ii) above, to the extent necessary to achieve compliance with the Combined Plan Fraction requirements of Code Section 4l5(e) the Committee shall then implement reductions in the Accrued Benefits otherwise payable under this Plan to such Combined Plan Participant.

     17.5     Adjustments in the Limitation.  In applying the Defined Benefit
              -----------------------------
Dollar Limitation on the maximum amount of annual retirement income permitted under Section 17.1 above, the following special rules and adjustments shall be applied:

          (a) The Defined Benefit Dollar Limitation shall only apply to benefits attributable to Company contributions, and any benefits payable at any time under this Plan attributable to Participant contributions shall be paid in addition to the maximum permitted benefit attributable to Company contributions (subject, however, to applicable limitations under Code
     Section 415 upon the payment of benefits attributable to employee contributions under a defined benefit plan).

          (b) If the retirement benefit of a Participant commences before the Participant's Social Security Retirement Age, the Defined Benefit Dollar Limitation shall be adjusted so that it is the actuarial equivalent of an annual benefit of $90,000, multiplied by the adjustment factor under

     Section 415(d) of the Code, as prescribed by the Secretary of the Treasury, beginning at the Social Security Retirement Age. The adjustment provided for in the preceding sentence shall be made as follows:

               (i) in the case of a Participant whose Social Security Retirement Age is age sixty-five (65), the Specific Dollar Limitation shall be reduced by 5/9 of 1% for each month by which benefits commence before the month in which the Participant attains age sixty-five (65),

               (ii) in the case of a Participant whose Social Security Retirement Age is greater than age sixty-five (65), the Specific Dollar Limitation shall be reduced by 5/9 of 1% for each of the first thirty-six (36) months and 5/12 of 1% for each of the additional months (up to twenty-four (24)) by which benefits commence before the month in which the Participant attains Social Security Retirement Age, and

               (iii) if the benefit begins before age sixty-two (62), the benefit must be limited to the Actuarial Equivalent of the Participant's Specific Dollar Limitation for benefits commencing at age sixty-two (62), with the reduced dollar limitation for such benefits further reduced for each month by which benefits commence before the month in which the Participant attains age sixty-two (62).

          (c) If the retirement benefit of a Participant commences after the Participant's Social Security Retirement Age, the Defined Benefit Dollar Limitation shall be adjusted so that it is the actuarial equivalent of a benefit of $90,000 beginning at the Social Security Retirement Age, multiplied by the adjustment factor under Section 415(d) of the Code as provided by the Secretary of the Treasury, based on the lesser of the interest rate assumption under the Plan or on an assumption of five percent (5%) per year.

          (d) In the event that all or any portion of a Participant's retirement income is payable in a form other than a single life annuity for the life of the Participant or a Qualified Joint and Survivor Annuity under
     Article VI, for purposes of applying the Defined Benefit Dollar Limitation such other plan benefit shall be adjusted to a straight life annuity (commencing at the same age) which is the Actuarial Equivalent Value of such other plan benefit.

          (e) For purposes of making the actuarial adjustments to the Defined Benefit Dollar Limitation or to Plan benefits as provided under Subsection (d), the interest rate assumption used shall be the greater of
     (i) 5%, or (ii) the rate used under this Plan for determining Actuarial Equivalent Values.

          (f) In all cases the adjustments described hereinabove shall be made in accordance with and to the extent required by the Regulations and applicable Internal Revenue Service rules issued under Code Section 4l5(b)(2) and other applicable provisions of Code Section 4l5.

          (g) "Social Security Retirement Age" means the age used as the retirement age for the Participant under Section 216(1) of the Social Security Act, except that such section shall be applied without regard to the age increase factor, and as if the early retirement age under Section

     216(l)(2) of such Act were 62. "Social Security Retirement Age" shall mean age sixty-five (65) if the Participant was born before January 1, 1938, age sixty-six (66) if the Participant was born before January 1, 1955, and age sixty-seven (67) if the Participant was born after December 31, 1954.

     17.6  Benefits Not in Excess of $10,000.  The foregoing provisions of this
           ---------------------------------
Article shall not apply to any Participant who has not at any time participated in any defined contribution plan maintained by the Company if his/her total annual benefit in any year under this Plan and any other defined benefit plans maintained by the Company is not in excess of $10,000 in the aggregate.

     17.7  Adjustment of Limitation for Years of Service or Participation.
           --------------------------------------------------------------

          (a) If a Participant has completed less than ten years of participation, the Participant's Accrued Benefit shall not exceed the Defined Benefit Dollar Limitation as adjusted by multiplying such amount by a fraction, the numerator of which is the Participant's number of years (or part thereof) of participation in the Plan, and the denominator of which is ten.

          (b) If a Participant has completed less than ten years of service with the Affiliated Companies, the limitations described in Sections 415(b)(1)(B) and 415(b)(4) of the Code shall be adjusted by multiplying such amounts by a fraction, the numerator of which is the Participant's number of years of service (or part thereof), and the denominator of which is ten.

          (c) In no event shall Sections 17.7(a) and (b) reduce the limitations provided under Sections 415(b)(1) and (4) of the Code to an amount less than one-tenth of the applicable limitation (as determined without regard to this Section 17.7).

          (d)     To the extent provided by the Secretary of the Treasury, this
     Section 17.7 shall be applied separately with respect to each change in the benefit structure of the plan.

     17.8  Affiliated Company.  For purposes of this Article, the determination
           ------------------
of whether a company is an Affiliated Company shall be made after applying the modifications required by Code Section 415(h) to the percentage tests of Code
Section 414(b) and (c).

                                  ARTICLE XVIII
                            RESTRICTION ON ALIENATION
                            -------------------------

     18.1  General Restrictions Against Alienation.
           ---------------------------------------

          (a) The interest of any Participant or Beneficiary in the income, benefits, payments, claims or rights hereunder, or in the Trust Fund shall not in any event be subject to sale, assignment, hypothecation, or transfer. Each Participant and Beneficiary is prohibited from anticipating, encumbering, assigning, or in any manner alienating his/her interest under the Trust Fund, and is without power to do so, except as may otherwise be provided for in the Trust Agreement. The interest of any Participant or

     Beneficiary shall not be liable or subject to his/her debts, liabilities, or obligations, now contracted, or which may be subsequently contracted. The interest of any Participant or Beneficiary shall be free from all claims, liabilities, bankruptcy proceedings, or other legal process now or hereafter incurred or arising; and the interest, or any part thereof, shall not be subject to any judgment rendered against the Participant or Beneficiary.

          (b) In the event any person attempts to take any action contrary to this Article XVIII, that action shall be void and the Participating Employer, the Committee, the Trustees and all Participants and their Beneficiaries may disregard that action and are not in any manner bound thereby, and they, and each of them separately, shall suffer no liability for any disregard of that action, and shall be reimbursed on demand out of the Trust Fund for the amount of any loss, cost or expense incurred as a result of disregarding or of acting in disregard of that action.

          (c) The preceding provisions of this Section 18.1 shall be interpreted and applied by the Committee in accordance with the requirements of Code Section 401(a)(13) as construed and interpreted by authoritative judicial and administrative rulings and regulations.

     18.2  Qualified Domestic Relations Order.
           ----------------------------------

          (a) Notwithstanding any other provision of the Plan to the contrary, upon receipt by the Committee of a court order properly authenticated by the clerk of the court of record (and found by the Committee under the provisions of this Section 18.2 to be a qualified domestic relations order within the meaning of Code Section 414(p)) which awards any portion of a Participant's Account or Accounts to a former Spouse and which requires payment thereof to such Spouse as soon as the provisions of the Plan permit, the amount so awarded shall be promptly paid in cash in a lump sum to the former Spouse. Such payment may be made prior to the date the Participant is eligible to receive a distribution of his Accounts in accordance with the provisions of this Plan. Notwithstanding the foregoing, no such distribution shall be made if such distribution could adversely affect the qualified status of the Plan.

          (b) In the case of any domestic relations order ("DRO") issued by a state court under state domestic relations law and received by the Plan, if requested by any party thereto or if otherwise determined by the Committee to be appropriate, the status of such DRO as a "qualified" DRO under ERISA and the Code shall be determined by the Committee in accordance with the procedures prescribed herein.

               (i)     Acknowledgment of Receipt of DRO.  Within a reasonable
                       --------------------------------
          time after receiving a DRO to which these procedures apply, the Committee shall notify the affected Participant and each alternate payee under the DRO of the receipt by the Plan of the DRO and of this procedure.

               (ii)     Notice of Determination of "Qualified" Status of DRO.
                        ----------------------------------------------------
          Within a reasonable period after receipt of a DRO to which these procedures apply, the Committee shall determine whether the DRO is a "qualified domestic relations order", as defined in Section

          206(d)(3)(B) of ERISA, and notify the affected Participant and each alternate payee (or any representative designated by an alternate payee by written notice to the Committee) of such determination.

               (iii)     Commencement of Payments Under a "Qualified" DRO.  If
                         ------------------------------------------------
          the Committee determines that a DRO is "qualified," under Section 206(d)(3)(B) of ERISA the notice of the Committee's determination as to the "qualified" status of the DRO shall also state that the Committee will commence any payment due to an alternate payee under the Plan and the DRO in accordance with terms of such DRO, unless prior to the expiration of a period of sixty days from the date of the mailing of the notice of the determination to the Participant and each alternate payee, the Committee receives written notice of the institution of legal proceedings disputing the Committee's determination that the DRO is "qualified."

               (iv)     Determination of Amounts Payable.  Prior to the date
                        --------------------------------
          payments to an alternate payee are to commence under a "qualified" DRO, the Committee shall determine the dollar amount payable to each alternate payee under the terms of the Plan.

               (v)     Dispute as to "Qualified" Status of DRO.  If the
                       ---------------------------------------
          Committee receives written notice that there is a dispute as to the
          "qualified" status of a DRO, or if the Committee has not determined the "qualified" status of a DRO, payments of any amounts otherwise currently due to alternate payees under the DRO shall be deferred. In that event, the Committee shall direct that the deferred amounts otherwise currently payable under the DRO be separately accounted for under the Plan. If within 18 months after the deferral of amounts otherwise currently due, the "DRO" is determined by the Committee not to be a valid "qualified domestic relations order," or the status of the DRO has not been finally determined, any separately accounted for amounts (including any interest thereon) may, in the discretion of the Committee, be paid to the person or persons who would have been entitled to such amounts if there had been no DRO. Any determination after the expiration of the 18-month period that the DRO is a "qualified domestic relations order" shall be applied prospectively only.

               (vi)     "Alternate Payee" Under a DRO.  An "alternate payee"
                        -----------------------------
          includes any spouse, former spouse, child, or other dependent of a Participant who is designated by the "qualified domestic relations order" as having a right to receive all or a portion of the benefits payable under the Plan with respect to the affected Participant.

               (vii)     Consultation with Legal Counsel and Actuary.  The
                         -------------------------------------------
          Committee may consult with legal counsel for the Plan in connection with a determination as to whether the DRO is a "qualified" DRO, and with the actuary for the Plan, if an actuarial determination is required, in connection with the determination of amounts payable to the Participant and each alternate payee under the terms of the DRO.

               (viii)     Not Binding.  Nothing in this Section 18.2(b) shall
                          -----------
          prevent the Plan, the Committee, or any other representative of the Plan from applying such rules and procedures as it determines are necessary or appropriate to protect the interests of the Plan or to comply with applicable law, whether or not such action is inconsistent with the provisions of this Section.


                                   ARTICLE XIX
                              TOP-HEAVY PLAN RULES
                              --------------------

     19.1  Purpose.  The purpose of this Article is to ensure that the Plan
           -------
conforms to the requirements of Code Section 401(a)(10)(B), through the adjustments required herein, should the Plan become a Top-Heavy Plan within the meaning of Code Section 416 or become subject to the application of the provisions of Code Section 416 by reason of its inclusion in an Aggregation Group within the meaning of Code Section 416(g). The provisions of this Article shall be administered and interpreted strictly for the purposes of satisfying the applicable minimum requirements of the Code.

     19.2  Applicability.  Notwithstanding any provision in this Plan to the
           -------------
contrary, and subject to the limitations set forth in Section 19.9, the requirements of Sections 19.5, 19.6, 19.7 and 19.8 shall apply under this Plan in the case of any Plan Year in which the Plan is determined to be a Top-Heavy Plan under the rules of Section 19.4. Except as is expressly provided to the contrary, the rules of this Article shall be applied after the application of the Affiliated Company rules of Section 2.2.

     19.3  Definitions.  For purposes of this Article, the following special
           -----------
definitions and definitional rules shall apply:

          (a) The term "Key Employee" means any Employee or former Employee who, at any time during the Plan Year or any of the four preceding Plan Years, is or was:

               (i) An officer of the Company having an annual compensation greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for the Plan Year; provided, however, for such purposes no more than 50 Employees (or, if lesser, the greater of three or 10% of the Employees) shall be treated as officers;

               (ii) One of the ten Employees having annual compensation from the Company of more than the limitation in effect under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318) both more than a one-half percent (1/2%) interest in the Company and the largest interests in the Company. For this purpose, if two Employees have the same interest in the Company, the Employee having greater annual compensation from the Company shall be treated as having a larger interest;

               (iii)     A Five Percent Owner of the Company; or

               (iv) A One Percent Owner of the Company having an annual compensation from the Company of more than $150,000.

          (b) The term "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than 5% of the outstanding stock of the Company or stock possessing more than 5% of the total combined voting power of all stock of the Company.

          (c) The term "One Percent Owner" means any person who would be described in Subsection (b) if "1%" were substituted for "5%" each place where it appears therein.

          (d) The term "Non-Key Employee" means any Employee who is not a Key Employee.

          (e) The term "Determination Date" means, with respect to any plan year, the last day of the preceding plan year. In the case of the first plan year of any plan, the term "Determination Date" shall mean the last day of that plan year.

          (f) The term "Aggregation Group" means (i) each plan of the Company in which a Key Employee is a Participant, and (ii) each other plan of the Company which enables any plan described in clause (i) to meet the requirements of Code Sections 401(a)(4) or 410. Any plan not required to be included in an Aggregation Group under the preceding rules may be treated as being part of such group if the group would continue to meet the requirements of Code Sections 401(a)(4) and 410 with the plan being taken into account.

          (g)     For purposes of determining ownership under Subsections (a),
     (b) and (c) above, the following special rules shall apply: (i) Code
     Section 318(a)(2)(C) shall be applied by substituting "5%" for "50%," and
     (ii) the aggregation rules of Subsections (b), (c) and (m) of Code Section 414 shall not apply, with the result that the ownership tests of this Section shall apply separately with respect to each Affiliated Company.

          (h) For purposes of this Article XIX, the terms "Key Employee" and "Non-Key Employee" shall apply to a Beneficiary of such Key Employee or Non-Key Employee and such Beneficiary will acquire the character of the Participant. Any inherited benefits payable to a deceased Participant's Beneficiary shall retain the character of the benefits payable to the Participant.

          (i) For purposes of this Article, an Employee's compensation shall be determined in accordance with the rules of Code Section 415.

     19.4  Top-Heavy Status.
           ----------------

          (a)     The term "Top-Heavy Plan" means, with respect to any Plan
     Year:

               (i) Any defined benefit plan if, as of the Determination Date, the Actuarial Equivalent Value of the cumulative accrued benefits under the plan for Key Employees exceeds 60% of the Actuarial Equivalent Value of the cumulative accrued benefits under the plan for all Employees; and

               (ii) Any defined contribution plan if, as of the Determination Date, the aggregate of the account balances of Key Employees under the plan exceeds 60% of the Actuarial Equivalent Value of the aggregate of the account balances of all Employees under the plan.

     In applying the foregoing provisions of this Subsection (a), the valuation date to be used in valuing Plan assets shall be (A) in the case of a defined benefit plan, the same date which is used for computing costs for minimum funding purposes, and (B) in the case of a defined contribution plan, the most recent valuation date within a 12-month period ending on the applicable Determination Date.

          (b) Each plan maintained by the Company required to be included in an Aggregation Group shall be treated as a Top-Heavy Plan if the Aggregation Group is a Top-Heavy Group.

          (c) The term "Top-Heavy Group" means any Aggregation Group if the sum (as of the Determination Date) of (i) the Actuarial Equivalent Value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the group, and (ii) the aggregate of the account balances of Key Employees under all defined contribution plans included in the group exceeds 60% of a similar sum determined for all Employees. For purposes of determining the Actuarial Equivalent Value of the cumulative accrued benefit of any Employee, or the amount of the account balance of any Employee, such Actuarial Equivalent Value or amount shall be increased by the aggregate distributions made with respect to the Employee under the plan during the five year period ending on the Determination Date. The preceding prior distribution rule shall also apply to distributions under a terminated plan that, if it had not been terminated, would have been required to be included in an Aggregation Group; provided, however, any rollover contribution or similar transfer initiated by the Employee and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for purposes of determining whether such plan is a Top-Heavy Plan (or whether any Aggregation Group which includes such plan is a Top-Heavy Group).

          (d) If any individual is a Non-Key Employee with respect to any plan for any plan year, but the individual was a Key Employee with respect to the plan for any prior plan year, any accrued benefit for the individual (and the account balance of the individual) shall not be taken into account for purposes of this Section.

          (e) If any individual has not performed any services for the Company or received any compensation from the Company (other than benefits under the Plan) at any time during the five year period ending on the Determination Date, any accrued benefit for such individual (and the account balance of the individual) shall not be taken into account for purposes of this Section. If any individual returns after the five (5) year period, such individuals total accrued benefit shall be included in determining the top heavy ratio.

          (f) In applying the foregoing provisions of this Section, for purposes of determining the Actuarial Equivalent Value of accrued benefits under a defined benefit plan the following rules shall apply: (i) the actuarial factors to be used shall be those as specified in Section 2.1 of this Plan; and (ii) proportional subsidies shall be ignored and nonproportional subsidies shall be considered in accordance with the requirements of applicable regulations under Code Section 416.

          (g) For all purposes of this Article, the provisions of this Section shall be applied and interpreted in a manner consistent with the provisions of Code Section 416(g) and the regulations thereunder.

          (h) Solely for the purpose of determining if the Plan, or any other plan included in a required aggregation group of which this plan is a part, is top-heavy (within the meaning of Section 416(g) of the Code) the accrued benefit of an Employee other than a key employee (within the meaning of Section 416(i)(1) of the Code) shall be determined under (a) the method, if any, that uniformly applies for accrued purposes under all plans maintained by the Affiliated Employers, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

     19.5  Minimum Benefits.
           ----------------

          (a) For any Plan Year in which the Plan is determined to be a Top-Heavy Plan, the Plan shall provide a minimum benefit (provided solely by Company contributions) for each Participant who is Non-Key Employee and who is credited with a Year of Service for the Plan Year, regardless of such Participant's level of compensation or whether the Participant is employed by the Company as of the last day of the Plan Year. This minimum benefit, when expressed as an annual retirement benefit payable in the form of a single life annuity beginning at the Participant's Normal Retirement Age, shall be the greater of (i) the normal benefit accrued by such a Participant for such a Plan Year under the benefit accrual provisions of this Plan, or (ii) the lesser of (A) or (B) where: (A) is the product derived by multiplying the Participant's average annual compensation during the "testing period" by 20% minus the benefit (expressed as a percentage of such average annual compensation) accrued by the Participant under this Plan prior to such Top-Heavy Plan Year, and (B) is the product derived by multiplying such average annual compensation by the product of 2% multiplied by the Participant's years of service determined under the rules of Subsection (b) below. As used herein the term "testing period" shall mean the period of consecutive years (not exceeding 5) during which the Participant had the greatest aggregate Compensation from the Company.

          (b) For purposes of clause (ii)(B) of Subsection (a) above, years of service shall be determined under the rules of paragraphs (4), (5) and
     (6) of Code Section 411(a), subject, however, to the following special rules: (i) a year of service shall not be taken into account if either (A) the Plan was not a Top-Heavy Plan for the Plan Year ending with or within such year of service, or (B) the year of service was completed in a Plan Year beginning prior to January 1, 1984; and (ii) if service for vesting purposes under the Plan is determined under the elapsed time method, then such method shall be used (in lieu of the hours of service method referenced in Section 411(a)(5) of the Code) in determining years of service for purposes of clause (ii)(B) of Subsection (a).

          (c) The Participant's minimum benefit determined under this Section shall be calculated without regard to any Social Security benefits payable to the Participant.

          (d) In the event a Participant is covered by both a defined contribution and a defined benefit plan maintained by the participating Company, both of which are determined to be Top-Heavy Plans, the defined benefit minimum shall be provided under the defined benefit plan, but shall be offset by the benefits provided under the defined contribution plan.

     19.6  Compensation Limitation.  For any Plan Year in which the Plan is
           -----------------------
determined to be a Top-Heavy Plan, the Plan shall not take into account an Employee's Compensation in excess of the amount as may be permitted pursuant to Code Section 401(a)(17). For Plan Years beginning on and after January 1, 1994, an Employee's Compensation in excess of the "OBRA '93 annual compensation limit" as defined in Section 2.9(d) shall not be taken into account.

     19.7  Maximum Benefit Limitations.
           ---------------------------

          (a) Except as set forth below, for any Plan Year in which the Plan is determined to be a Top-Heavy Plan, the rules of Code Sections 415(e)(2)(B) and 415(e)(3)(B) shall be applied by substituting "1.0" for "1.25."

          (b) The rule set forth in Subsection (a) above shall not apply if the requirements of both Paragraphs (i) and (ii), below, are satisfied.

               (i) The requirements of this Paragraph (i) are satisfied if the rules of Section 19.5(a) above would be satisfied after substituting "3%" for "2%" where it appears therein.

               (ii) The requirements of this Paragraph (ii) are satisfied if the Plan would not be a Top-Heavy Plan if "90%" were substituted for "60%" each place it appears in Section 19.4(a)(ii).

          (c) The rules of Subsection (a) shall not apply with respect to any Employee as long as there are no (i) Company Contributions (including amounts deferred under a cash or deferred arrangement under Section 401(k) of the Code), forfeitures, or voluntary nondeductible contributions allocated to the Employee under a defined contribution plan maintained by the Company, or (ii) accruals by the Employee under a defined benefit plan maintained by the Company.

          (d) In the case where the Plan is subject to the rules of Subsection (a) above, the rules of Code Section 415(e)(6)(B)(i) shall be applied by substituting "$41,500" for "$51,875."

     19.8  Vesting Rules.
           -------------

          (a) In the event that the Plan is determined to be Top-Heavy in accordance with the rules of Section 19.4, then a Participant who has completed at least three (3) one-year Periods of Service with the Company or an Affiliated Company shall be one hundred percent (100%) vested in the Plan.

          (b) If the Plan ceases to be a Top-Heavy Plan, the vesting schedule of the Plan shall (for such Plan Years as the Plan is not a Top-Heavy Plan) revert to that provided in Section 8.2(a) (the "Regular Vesting Schedule"). If such reversion to the Regular Vesting Schedule is deemed to constitute a vesting schedule change that is attributable to a Plan amendment (within the meaning of Code Section 411(a)(10)), then such reversion to said Regular Vesting Schedule shall be subject to the requirements of Section 8.2(b) of this Plan. For such purposes, the date of the adoption of such deemed amendment shall be the Determination Date as of which it is determined that the Plan has ceased to be a Top-Heavy Plan.

     19.9  Non-Eligible Employees.  The rules of this Article shall not apply to
           ----------------------
any Employee included in a unit of employees covered by a collective bargaining agreement between employee representatives and one or more employers if retirement benefits were the subject of good faith bargaining between such employee representatives and the employer or employers.


                                   ARTICLE XX
                                  MISCELLANEOUS
                                  -------------

     20.1  No Enlargement of Employee Rights.
           ---------------------------------

          (a) This Plan is strictly a voluntary undertaking on the part of the Participating Employer and shall not be deemed to constitute a contract between the Participating Employer and any Employee, or to be consideration for, or an inducement to, or a condition of, the employment of any Employee.

          (b) Nothing contained in this Plan or the Trust shall be deemed to give any Employee the right to be retained in the employ of the Participating Employer or to interfere with the right of the Participating Employer to discharge or retire any Employee at any time.

          (c) No Employee, nor any other person, shall have any right to or interest in any portion of the Trust Fund other than as specifically provided in this Plan.

     20.2  Addresses.  Each Participant shall be responsible for furnishing the
           ---------
Committee with his/her correct current address and the correct current name and address of his/her Beneficiary or Beneficiaries.

     20.3  Notices and Communications.
           --------------------------

          (a) All applications, notices, designations, elections, and other communications from Participants shall be in writing, on forms prescribed by the Committee and shall be mailed or delivered to the office designated by the Committee, and shall be deemed to have been given when received by that office.

          (b) Each notice, report, remittance, statement and other communication directed to a Participant or Beneficiary shall be in writing and may be delivered in person or by mail. An item shall be deemed to have been delivered and received by the Participant when it is deposited in the United States mail with postage prepaid, addressed to the Participant or Beneficiary at his/her last address of record with the Committee.

     20.4  Reporting and Disclosure.  The Plan Administrator shall be
           ------------------------
responsible for the reporting and disclosure of information required to be reported or disclosed by the Plan Administrator pursuant to ERISA or any other applicable law.

     20.5  Governing Law.  All legal questions pertaining to the Plan shall be
           -------------
determined in accordance with the provisions of ERISA and the laws of the State of California. All contributions made hereunder shall be deemed to have been made in California.

     20.6  Interpretation.  Article and Section headings are for convenient
           --------------
reference only and shall not be deemed to be part of the substance of this instrument or in any way to enlarge or limit the contents of any Article or Section. Unless the context clearly indicates otherwise, masculine gender shall include the feminine, and the singular shall include the plural and the plural the singular.

     20.7  Withholding for Taxes.  Any payments out of the Trust Fund may be
           ---------------------
subject to withholding for taxes as may be required by any applicable federal or state law.

     20.8  Limitation on Participating Employer, Committee and Trustee
           -----------------------------------------------------------
Liability. Any benefits payable under this Plan shall be paid or provided for solely from the Trust Fund and neither the Participating Employer, the Committee nor the Trustee assume any responsibility for the sufficiency of the assets of the Trust to provide the benefits payable hereunder.

     20.9  Successors and Assigns.  This Plan and the Trust established
           ----------------------
hereunder shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

     20.10  Counterparts.  This Plan document may be executed in any number of
            ------------
identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

     20.11  Application of Forfeitures.  Any forfeiture of benefits arising from
            --------------------------
a Participant's termination of employment, whether by reason of his/her death or otherwise, prior to the termination of the Plan or the complete discontinuance of contributions, will be used as soon as possible to reduce the Participating Employer contributions otherwise payable under the Plan, and will not be used to increase the benefits of Participants.

     20.12  Mailing of Payments; Lapsed Benefits.  All payments under the Plan
            ------------------------------------
shall be delivered in person or mailed to the last address of the Participant (or, in the case of the death of the Participant, to that of any other person entitled to such payments under the terms of the Plan) furnished pursuant to
Section 20.2 above. In the event that a retirement benefit is payable under this Plan to a Participant or his/her Beneficiary (including any person or entity entitled under Section 6.6 to receive the interest of a deceased Participant or deceased designated Beneficiary), and such Participant or eligible Beneficiary cannot be located for the purpose of effecting payment of such benefit during a period of two consecutive years, such benefit shall, upon the termination of such two year period, be forfeited and applied in accordance with the provisions of Section 20.11. Notwithstanding the foregoing, if after such a forfeiture the Participant or an eligible Beneficiary shall claim such forfeited benefit, said forfeited benefit shall be reinstated and paid to such claimant in accordance with all applicable provisions of this Plan.

     IN WITNESS WHEREOF, 21st Century Insurance Group, a California corporation, has caused this instrument to be executed by its duly authorized officer this day of, 2001.

                                            21ST CENTURY INSURANCE GROUP

                                            By: ________________________________
                                            By: ________________________________

                                   APPENDIX I

                            EARLY RETIREMENT FACTORS



           Percentage of Benefit Payable
           -----------------------------
Age at      Section 5.3   Section 7.2
Retirement    (Note 2)      (Note 3)
----------  ------------  ------------

55                   50%         37.4%
56                   55          41.0
57                   60          45.0
58                   65          49.5
59                   70          54.4
60                   75          60.0
61                   80          66.2
62                   85          73.2
63                   90          81.1
64                   95          89.9
65                  100         100.0

Note 1: Percentages should be prorated to reflect age at retirement in years and months.

Note 2: Factors to be used for immediate early retirements (Section 5.3). Reduction equal 5% for each year (5/12% for each month) that retirement precedes age 65.

Note 3: Factors to be used for early retirement for terminated vested participants (Section 7.2). True actuarial equivalent factors based on 8% interest, 1983 Group Annuity Mortality Table (35% males, 65% females).

                                   APPENDIX II

                    MORTALITY RATES FOR ACTUARIAL EQUIVALENCE

     The following mortality table, based upon a fixed blend of 50 percent of the male mortality rates and 50 percent of the female mortality rates from the 83 GAM, is the applicable mortality table for purposes of determining the present value of Plan benefits under Section 417(e)(3) of the Code. The table shows for each age the annual rate of mortality.

     Mortality       Mortality
Age    Rate     Age    Rate
---  ---------  ---  ---------
5     0.000257   60   0.005962
6     0.000229   61   0.006579
7     0.000210   62   0.007283
8     0.000199   63   0.008087
9     0.000195   64   0.009004
10    0.000195   65   0.010049

11    0.000201   66   0.012698
12    0.000209   67   0.014242
13    0.000216   68   0.015966
14    0.000224   69   0.017869

15    0.000233   70   0.019958
16    0.000241   71   0.022241
17    0.000251   72   0.024765
18    0.000261   73   0.027581
19    0.000272   74   0.030740

20    0.000283   75   0.031204
21    0.000297   76   0.038286
22    0.000310   77   0.042715
23    0.000325   78   0.047569
24    0.000341   79   0.052837

25    0.000359   80   0.058508
26    0.000378   81   0.064570
27    0.000398   82   0.071006
28    0.000422   83   0.077798
29    0.000446   84   0.084927

30    0.000475   85   0.092377
31    0.000505   86   0.100370
32    0.000538   87   0.108870
33    0.000574   88   0.118004
34    0.000614   89  0.1128107

35    0.000668   90   0.139029
36    0.000705   91   0.150645
37    0.000751   92   0.163045
38    0.000806   93   0.176292
39    0.000873   94   0.191504
40    0.000952   95   0.208253

              APPENDIX II

MORTALITY RATES FOR ACTUARIAL EQUIVALENCE
             (CONTINUED)


        Mortality       Mortality
Age       Rate     Age    Rate
------  ---------  ---  ---------
41       0.001043   96   0.225097
42       0.001151   97   0.242999
43       0.001278   98   0.262351
44       0.001426   99   0.283670

45       0.001597  100   0.308186
46       0.001794  101   0.333156
47       0.002914  102   0.361975
48       0.002252  103   0.394472
49       0.002509  104   0.432808

50       0.002778  105   0.478674
51       0.003059  106   0.533916
52       0.003352  107   0.600414
53       0.003659  108   0.680076
54       0.003988  109   0.774845

55       0.004336  110   1.000000
56       0.004711
57       0.005121
58       0.005581
59       0.006103


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